                           LB-UBS COMMERCIAL MORTGAGE
                                  TRUST 2005-C3

                        COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2005-C3

       CLASSES A-1, A-2, A-3, A-AB, A-4, A-M, A-J, X-CP, B, C, D, E AND F
              $1,860,868,000 (APPROXIMATE TOTAL PRINCIPAL BALANCE)

JUNE 9, 2005

[UBS Investment Bank LOGO]                                       LEHMAN BROTHERS

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN (THIS "INFORMATION") DOES NOT CONSTITUTE EITHER
AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES
REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES
ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS
SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY, THE FINAL PROSPECTUS SUPPLEMENT
AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF
1933, THE FINAL OFFERING MEMORANDUM, INCLUDING ANY RISK FACTORS CONTAINED IN ANY
SUCH DOCUMENTS (COLLECTIVELY, THE "OFFERING DOCUMENT"). THIS INFORMATION DOES
NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND
ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME
WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS, RISK FACTORS AND OTHER
PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN
REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE
UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES
AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE
AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY
THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE
LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE
UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR
WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE
INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF
PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE
SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THIS INFORMATION
MAY NOT BE DELIVERED BY YOU TO ANY OTHER PERSON WITHOUT THE UNDERWRITERS' PRIOR
WRITTEN CONSENT. THE UNDERWRITERS MAY FROM TIME TO TIME PERFORM INVESTMENT
BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY
NAMED IN THE INFORMATION HEREIN. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY
FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY
DISCUSSED HEREIN. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR
VERSIONS HEREOF OR OTHER RELATED TERM SHEETS PREVIOUSLY DISTRIBUTED AND WILL BE
DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING
DOCUMENT. THIS MATERIAL IS CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED
TO ANY OTHER PARTIES WITHOUT THE UNDERWRITERS' PRIOR WRITTEN CONSENT. IN
FURNISHING THIS INFORMATION, THE UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE
THE RECIPIENT WITH ACCESS TO ANY ADDITIONAL INFORMATION OR TO UPDATE THE
INFORMATION OR TO CORRECT ANY INACCURACIES THEREIN WHICH MAY BECOME APPARENT.

THE SECURITIES TO WHICH THESE MATERIALS RELATE (THE "SUBJECT SECURITIES") HAVE
NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES AND EXCHANGE ACT OF
KOREA AND NONE OF THE SUBJECT SECURITIES MAY BE OFFERED OR SOLD, DIRECTLY OR
INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF KOREA OR TO ANY PERSONS FOR THE
REOFFERING OR RESALE, DIRECTLY OR INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF
KOREA, EXCEPT PURSUANT TO APPLICABLE LAWS AND REGULATIONS OF KOREA. NONE OF
LEHMAN BROTHERS INC. OR UBS SECURITIES LLC OR ANY OF THEIR RESPECTIVE AFFILIATES
MAKES ANY REPRESENTATION WITH RESPECT TO THE ELIGIBILITY OF ANY RECIPIENTS OF
THESE MATERIALS OR OF THE SUBJECT SECURITIES TO ACQUIRE THE SUBJECT SECURITIES
UNDER THE LAWS OF KOREA, INCLUDING, WITHOUT LIMITATION, THE FOREIGN EXCHANGE
TRANSACTION REGULATIONS OF KOREA. IN ADDITION, ANY RECIPIENT OR PURCHASER OF THE
SUBJECT SECURITIES REPRESENTS THAT IT IS PURCHASING OR ACQUIRING THE SUBJECT
SECURITIES AS PRINCIPAL FOR ITS OWN ACCOUNT. FOR A PERIOD OF ONE YEAR FROM THE
ISSUE DATE OF THE SUBJECT SECURITIES, NEITHER THE HOLDER OF THE SUBJECT
SECURITIES NOR ANY RESIDENT OF KOREA MAY TRANSFER THE SUBJECT SECURITIES IN
KOREA OR TO ANY RESIDENT OF KOREA UNLESS SUCH TRANSFER INVOLVES ALL OF THE
SUBJECT SECURITIES HELD BY IT. ALSO, FOR A PERIOD OF ONE YEAR FROM THE ISSUE
DATE OF THE SUBJECT SECURITIES, THE FACE AMOUNT OF EACH CERTIFICATE REPRESENTING
THE SUBJECT SECURITIES HELD BY A RESIDENT OF KOREA SHALL NOT BE SUBDIVIDED INTO
MORE THAN ONE SUCH CERTIFICATE REPRESENTING THE SUBJECT SECURITIES. FURTHERMORE,
THE PURCHASER OF THE SUBJECT SECURITIES SHALL COMPLY WITH ALL APPLICABLE
REGULATORY REQUIREMENTS (INCLUDING BUT NOT LIMITED TO REQUIREMENTS UNDER THE
FOREIGN EXCHANGE TRANSACTION LAWS) IN CONNECTION WITH THE PURCHASE OF THE
SUBJECT SECURITIES. FOR THE AVOIDANCE OF DOUBT, IT IS THE SOLE RESPONSIBILITY OF
THE RECIPIENT OR PURCHASER OF THE SUBJECT SECURITIES TO DETERMINE WHETHER SUCH
RECIPIENT OR PURCHASER IS ELIGIBLE FOR THE ACQUISITION OF THE SUBJECT SECURITIES
UNDER APPLICABLE LAWS AND REGULATIONS OF KOREA, AND WHETHER SUCH RECIPIENT OR
PURCHASER WILL HAVE COMPLIED WITH ALL APPLICABLE KOREAN LEGAL AND REGULATORY
REQUIREMENTS IN CONNECTION WITH THE PURCHASE OF THE SUBJECT SECURITIES.
--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]                                       LEHMAN BROTHERS

Table of Contents

--------------------------------------------------------------------------------

I.   Transaction Highlights

II.  Structural Highlights

III. Collateral Pool Highlights

IV.  Investment Grade and Significant Mortgage Loans

V.   Investor Reporting

VI.  Timeline

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]                                       LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

Transaction Highlights

--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

THESE MATERIALS CONTAIN SELECTED SUMMARY INFORMATION REGARDING THE OFFERED
CERTIFICATES IDENTIFIED BELOW AND RELATED MATTERS. THESE MATERIALS DO NOT
CONTAIN ALL OF THE INFORMATION YOU NEED TO CONSIDER IN MAKING AN INVESTMENT
DECISION. YOU SHOULD READ CAREFULLY THE PRELIMINARY PROSPECTUS SUPPLEMENT
RELATING TO THE OFFERED CERTIFICATES (THE "PROSPECTUS SUPPLEMENT") AND THE
ACCOMPANYING PROSPECTUS IN FULL. CAPITALIZED TERMS USED IN THESE MATERIALS BUT
NOT OTHERWISE DEFINED WILL HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THOSE TERMS
IN THE GLOSSARY TO THE PROSPECTUS SUPPLEMENT. A COPY OF THE PROSPECTUS
SUPPLEMENT CAN BE OBTAINED BY CONTACTING DAVE NASS AT 212-526-8829 OR BRAY KELLY
AT 212-713-8663.

Series and Class Designation:    LB-UBS Commercial Mortgage Trust 2005-C3 (the
                                 "Trust"), Commercial Mortgage Pass-Through
                                 Certificates, Series 2005-C3 (the
                                 "Certificates"), to be issued in multiple
                                 classes (each, a "Class") designated as Classes
                                 A-1, A-2, A-3, A-AB, A-4, X-CP, X-CL, A-M, A-J,
                                 B, C, D, E, F, G, H, J, K, L, M, N, P, Q, S, T,
                                 ML-1, ML-2, CBM-1, CBM-2, CBM-3, X-CBM, R-I,
                                 R-II and R-III. The Certificates will evidence
                                 the entire beneficial ownership of the assets
                                 of the Trust (such assets, collectively, the
                                 "Trust Fund").

Offered Certificates:            The Offered Certificates will consist of the
                                 Class A-1, A-2, A-3, A-AB, A-4, X-CP, A-M, A-J,
                                 B, C, D, E and F Certificates. The Offered
                                 Certificates are the only securities offered by
                                 this prospectus supplement. The Offered
                                 Certificates will have a total principal
                                 balance of approximately $1,860,868,000.

Non-Offered Certificates:        The Class X-CL, G, H, J, K, L, M, N, P, Q, S,
                                 T, ML-1, ML-2, CBM-1, CBM-2, CBM-3, X-CBM, R-I,
                                 R-II and R-III Certificates are the Non-Offered
                                 Certificates and will either be retained by the
                                 Depositor (as identified below) or transferred
                                 in transactions that do not require
                                 registration under the Securities Act of 1933,
                                 as amended. The Non-Offered Certificates will
                                 have a total principal balance of approximately
                                 $210,086,190.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              1                        LEHMAN BROTHERS

Transaction Highlights

--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

Mortgage Pool:                   The primary asset of the Trust Fund will be a
                                 segregated pool of approximately 112 mortgage
                                 loans (the "Mortgage Loans") with, subject to
                                 the discussion in the next paragraph, a total
                                 Cut-off Date Balance (an "Initial Mortgage Pool
                                 Balance") of approximately $1,977,017,986,
                                 subject to a variance of plus or minus 5%.
                                 Subject to the discussion in the next
                                 paragraph, the "Cut-off Date Balance" of each
                                 Mortgage Loan will equal the unpaid principal
                                 balance of that Mortgage Loan as of the Cut-off
                                 Date (as identified below) after application of
                                 all payments of principal due on or before that
                                 date, whether or not received.

                                 Each of the Mortgage Loans identified in the
                                 Prospectus Supplement as the "200 Park Avenue
                                 Mortgage Loan" and the "Courtyard by Marriott
                                 Portfolio Mortgage Loan", respectively,
                                 consists of two (2) loan components that are
                                 referred to as a "Pooled Component" and a
                                 "Non-Pooled Component", respectively. In
                                 connection therewith: (a) the 200 Park Avenue
                                 Mortgage Loan and the Courtyard by Marriott
                                 Portfolio Mortgage Loan are sometimes referred
                                 to as the "Split Mortgage Loans"; (b) the
                                 respective Pooled Components of the Split
                                 Mortgage Loans are sometimes referred to as the
                                 "Split Mortgage Loan Pooled Components"; and
                                 (c) the respective Non-Pooled Components of the
                                 Split Mortgage Loans are sometimes referred to
                                 as the "Split Mortgage Loan Non-Pooled
                                 Components". For purposes of presenting
                                 information in these materials, unless
                                 otherwise clearly indicated, the respective
                                 Non-Pooled Components of the Split Mortgage
                                 Loans are each treated as being a separate
                                 mortgage loan that is outside of the Trust.
                                 Accordingly, references in these materials to
                                 the Initial Mortgage Pool Balance are intended
                                 to exclude the principal balances of the
                                 respective Non-Pooled Components of the Split
                                 Mortgage Loans.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              2                        LEHMAN BROTHERS

Transaction Highlights

--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

Co-Lead Manager/Sole Book        Lehman Brothers Inc.
Runner:

Co-Lead Manager:                 UBS Securities LLC

Rating Agencies:                 Standard & Poor's, a division of The
                                 McGraw-Hill Companies, Inc. ("S&P") and Moody's
                                 Investors Service, Inc. ("Moody's")

Depositor:                       Structured Asset Securities Corporation II.

Trustee:                         LaSalle Bank National Association.

Fiscal Agent:                    ABN AMRO Bank N.V.

Master Servicer:                 Wells Fargo Bank, National Association.

Special Servicer:                J.E. Robert Company, Inc.

Cut-Off Date:                    Individually and collectively, as the context
                                 may require, with respect to each Mortgage
                                 Loan, the later of June 13, 2005 and the
                                 related date of origination.

Determination Date:              11th day of each month or if such day is not a
                                 business day, then the following business day.

Distribution Date:               4th business day after the Determination Date
                                 of each month, commencing in July 2005.

Interest Accrual Period:         With respect to any Distribution Date, the
                                 period commencing on the 11th day of the month
                                 preceding the month in which that Distribution
                                 Date occurs and ending on the 10th day of the
                                 month in which that Distribution Date occurs.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              3                        LEHMAN BROTHERS

Transaction Highlights

--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

ERISA:                           The Depositor anticipates that, subject to
                                 satisfaction of the conditions referred to
                                 under "ERISA Considerations" in the Prospectus
                                 Supplement, retirement plans and other employee
                                 benefit plans and arrangements subject to (a)
                                 Title I of the Employee Retirement Income
                                 Security Act of 1974, as amended ("ERISA"), or
                                 (b) section 4975 of the Internal Revenue Code
                                 of 1986, as amended (the "Internal Revenue
                                 Code"), will be able to invest in the Offered
                                 Certificates without giving rise to a
                                 prohibited transaction. This is based upon an
                                 individual prohibited transaction exemption
                                 granted to a predecessor to Lehman Brothers
                                 Inc. by the U.S. Department of Labor.

Tax:                             The Offered Certificates will evidence regular
                                 interests in, and generally be treated as debt
                                 obligations of, a real estate mortgage
                                 investment conduit (a "REMIC") under the
                                 applicable provisions of the Internal Revenue
                                 Code.

SMMEA:                           The Offered Certificates will not be mortgage
                                 related securities within the meaning of the
                                 Secondary Mortgage Market Enhancement Act of
                                 1984, as amended ("SMMEA").

Settlement:                      Through the book-entry facilities of The
                                 Depository Trust Company ("DTC") in the case of
                                 all Offered Certificates.

Denominations:



                                                             Class                              Minimum Denomination(1)
                                 ------------------------------------------------------------   -----------------------

                                 Classes A-1, A-2, A-3, A-AB, A-4, A-M, A-J, B, C, D, E and F           $ 10,000
                                 Class X-CP                                                             $250,000


Bloomberg:                       It is expected that cash flows will be modeled
                                 on Bloomberg.

Lehman Brothers CMBS Index:      It is expected that the Offered Certificates
                                 will be included in the Lehman Brothers CMBS
                                 Index.

----------
1.   Increments of $1 thereafter.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              4                        LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Structural Highlights

--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

BOND STRUCTURE



---------------------------------------------------------------------------------------------------------------------
        APPROX. INITIAL TOTAL                   APPROXIMATE
        PRINCIPAL BALANCE OR       RATINGS        CREDIT        PASS-THROUGH     WTD. AVG. LIFE
CLASS    NOTIONAL AMOUNT($)     (S&P/MOODY'S)   SUPPORT(3)    RATE DESCRIPTION     (YEARS)(7)     PRINCIPAL WINDOW(7)
---------------------------------------------------------------------------------------------------------------------

Offered Certificates
---------------------------------------------------------------------------------------------------------------------
A-1       $   83,000,000           AAA/Aaa       30.000%(4)    Fixed Rate            2.71         07/2005 - 04/2010
---------------------------------------------------------------------------------------------------------------------
A-2       $  150,000,000           AAA/Aaa       30.000%(4)    Fixed Rate            4.87         04/2010 - 06/2010
---------------------------------------------------------------------------------------------------------------------
A-3       $  369,000,000           AAA/Aaa       30.000%(4)    Fixed Rate            6.46         10/2011 - 05/2012
---------------------------------------------------------------------------------------------------------------------
A-AB      $   83,000,000           AAA/Aaa       30.000%(4)    Fixed Rate            7.12         06/2010 - 10/2014
---------------------------------------------------------------------------------------------------------------------
A-4       $  698,912,000           AAA/Aaa       30.000%(4)    Fixed Rate            9.73         10/2014 - 05/2015
---------------------------------------------------------------------------------------------------------------------
A-M       $  197,702,000           AAA/Aaa       20.000%       Fixed Rate            9.88         05/2015 - 05/2015
---------------------------------------------------------------------------------------------------------------------
A-J       $  185,345,000           AAA/Aaa       10.625%       Fixed Rate            9.89         05/2015 - 06/2015
---------------------------------------------------------------------------------------------------------------------
B         $   22,242,000           AA+/Aa1        9.500%       Fixed Rate(5)         9.96         06/2015 - 06/2015
---------------------------------------------------------------------------------------------------------------------
C         $   19,770,000           AA/Aa2         8.500%       Fixed Rate(5)         9.96         06/2015 - 06/2015
---------------------------------------------------------------------------------------------------------------------
D         $   19,770,000           AA-/Aa3        7.500%       Fixed Rate(5)         9.96         06/2015 - 06/2015
---------------------------------------------------------------------------------------------------------------------
E         $   12,356,000            A+/A1         6.875%       Fixed Rate(5)         9.96         06/2015 - 06/2015
---------------------------------------------------------------------------------------------------------------------
F         $   19,771,000            A/A2          5.875%       Fixed Rate(5)         9.96         06/2015 - 06/2015
---------------------------------------------------------------------------------------------------------------------
X-CP      $1,851,490,000(2)        AAA/Aaa          N/A        Variable IO(6)        5.55(8)      06/2006 - 06/2012(9)
---------------------------------------------------------------------------------------------------------------------
Non-Offered Certificates(1)
---------------------------------------------------------------------------------------------------------------------
X-CL      $1,977,017,986(2)        AAA/Aaa          N/A        Variable IO(6)        8.58(8)      07/2005 - 05/2020(9)
---------------------------------------------------------------------------------------------------------------------
G         $   14,827,000            A-/A3         5.125%       Fixed Rate(5)         9.96         06/2015 - 06/2015
---------------------------------------------------------------------------------------------------------------------
H         $   22,242,000          BBB+/Baa1       4.000%       Fixed Rate(5)         9.96         06/2015 - 06/2015
---------------------------------------------------------------------------------------------------------------------
J         $   19,770,000          BBB/Baa2        3.000%       Fixed Rate(5)        13.23         06/2015 - 04/2020
---------------------------------------------------------------------------------------------------------------------
K         $   19,770,000          BBB-/Baa3       2.000%       Fixed Rate(5)        14.82         04/2020 - 05/2020
---------------------------------------------------------------------------------------------------------------------
L         $    7,414,000           BB+/Ba1        1.625%       Fixed Rate           14.88         05/2020 - 05/2020
---------------------------------------------------------------------------------------------------------------------
M         $    2,471,000           BB/Ba2         1.500%       Fixed Rate           14.88         05/2020 - 05/2020
---------------------------------------------------------------------------------------------------------------------
N         $    2,471,000           BB-/Ba3        1.375%       Fixed Rate           14.88         05/2020 - 05/2020
---------------------------------------------------------------------------------------------------------------------
P         $    4,943,000            B+/NR         1.125%       Fixed Rate           14.88         05/2020 - 05/2020
---------------------------------------------------------------------------------------------------------------------
Q         $    2,471,000            B/NR          1.000%       Fixed Rate           14.88         05/2020 - 05/2020
---------------------------------------------------------------------------------------------------------------------
S         $    4,943,000            B-/NR         0.750%       Fixed Rate           14.88         05/2020 - 05/2020
---------------------------------------------------------------------------------------------------------------------
T         $   14,827,986            NR/NR           N/A        Fixed Rate           14.88         05/2020 - 05/2020
---------------------------------------------------------------------------------------------------------------------
ML-1      $    7,536,204             NA             N/A        Fixed Rate            9.86         05/2015 - 05/2015
---------------------------------------------------------------------------------------------------------------------
ML-2      $   43,700,000             NA             N/A        Fixed Rate            9.86         05/2015 - 05/2015
---------------------------------------------------------------------------------------------------------------------
CBM-1     $    5,400,000             NA             N/A        Fixed Rate            5.81         05/2008 - 12/2013
---------------------------------------------------------------------------------------------------------------------
CBM-2     $   16,500,000             NA             N/A        Fixed Rate            9.72         12/2013 - 04/2015
---------------------------------------------------------------------------------------------------------------------
CBM-3     $   20,800,000             NA             N/A        Fixed Rate            9.78         04/2015 - 04/2015
---------------------------------------------------------------------------------------------------------------------
X-CBM     $   42,700,000(2)          NA             N/A        Variable IO(6)        9.26(8)      05/2008 - 04/2015(9)
---------------------------------------------------------------------------------------------------------------------


----------
*See footnotes on next page

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              5                        LEHMAN BROTHERS

Structural Highlights

--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

BOND STRUCTURE (CONT.)

1.   The Non-Offered Certificates are not offered by the Prospectus Supplement or the accompanying Prospectus. The Non-Offered Certificates include the
     Class ML-1, ML-2, CBM-1, CBM-2, CBM-3 and X-CBM Certificates (collectively, the "Loan Specific Certificates"). The Class ML-1 and ML-2 Certificates
     represent interests solely in the Non-Pooled Component of the 200 Park
     Avenue Mortgage Loan, and the Class CBM-1, CBM-2, CBM-3 and X-CBM
     Certificates represent interests solely in the Non-Pooled Component of the
     Courtyard by Marriott Portfolio Mortgage Loan. The respective Split
     Mortgage Loan Pooled Components will be pooled with the other Mortgage
     Loans to back the Certificates, excluding the Loan-Specific Certificates, and payments and other collections on the Split Mortgage Loan Non-Pooled
     Components will not be available to make payments on any of the
     Certificates, other than the Loan-Specific Certificates. The Non-Offered
     Certificates also include the Class R-I, R-II and R-III Certificates, which are residual interest certificates, are not shown in the table on the previous page and do not have principal balances, notional amounts or pass-through rates.

2.   Represents total notional amount. See "Description of the Offered
     Certificates - Payments - General" in the Prospectus Supplement.

3.   Represents the total principal balance of all more subordinate Certificates shown in the table on the previous page (other than the Loan-Specific
     Certificates), expressed as a percentage of the Initial Mortgage Pool
     Balance.

4.   Presented on an aggregate basis for the Class A-1, A-2, A-3, A-AB and A-4
     Certificates.

5.   For any Distribution Date, if the weighted average of certain net interest rates on the Mortgage Loans (or, in the case of the Split Mortgage Loans, solely on the respective Split Mortgage Loan Pooled Components) is less than a specified fixed rate for the subject Class, then the applicable pass-through rate in effect for that Class will equal that weighted average net interest rate. See "Description of the Offered Certificates - Payments
     - Calculation of Pass-Through Rates" in the Prospectus Supplement.

6.   The Class X-CL, X-CP and X-CBM Certificates accrue interest on their respective notional amounts at the weighted average of certain strip rates.
     See "Description of the Offered Certificates - Payments - Calculation of
     Pass-Through Rates" in the Prospectus Supplement.

7.   Calculated, assuming among other things, 0% CPR and no defaults or losses.
     Also based on Modeling Assumptions set forth in glossary to the Prospectus
     Supplement. Any deviation from these assumptions can result in a different
     (and, possibly, a materially different) weighted average life and/or principal window for any Class of Certificates. No representation is made as to the reasonableness of these assumptions.

8.   Represents the weighted average life of each dollar reduction in notional amount.

9.   Represents period over which the notional amount will be reduced to zero.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              6                        LEHMAN BROTHERS

Structural Highlights

--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

General Distribution Matters:    The Class A-1, A-2, A-3, A-AB, A-4, A-M, A-J,
                                 B, C, D, E, F, G, H, J, K, L, M, N, P, Q, S and
                                 T Certificates (collectively, the "Sequential
                                 Pay Certificates") are, together with the Class
                                 ML-1, ML- 2, CBM-1, CBM-2 and CBM-3
                                 Certificates (collectively, the "Loan-Specific
                                 Principal Balance Certificates" and,
                                 collectively with the Sequential Pay
                                 Certificates, the "Principal Balance
                                 Certificates"), the only Classes of
                                 Certificates with principal balances and,
                                 accordingly, the only Classes of Certificates
                                 that entitle holders to payments of principal.
                                 The Class X-CP, X-CL and X-CBM Certificates
                                 (collectively, the "Interest Only
                                 Certificates") do not have principal balances
                                 but do have notional amounts for purposes of
                                 the accrual of interest. The Principal Balance
                                 Certificates and the Interest Only Certificates
                                 (collectively, the "Regular Certificates") have
                                 pass-through rates and accrue interest. The
                                 Class R-I, R-II and R-III Certificates, which
                                 are residual interest certificates, do not have
                                 principal balances, notional amounts or
                                 pass-through rates and are not expected to
                                 receive any material distributions.

Senior/Subordinate Structure:    The respective Classes of the Regular
                                 Certificates will entitle holders to varying
                                 degrees of seniority for purposes of--

                                 o    receiving payments of interest and, if and
                                      when applicable, payments of principal,
                                      and

                                 o    bearing the effects of losses on the
                                      Mortgage Loans, as well as default-related
                                      and other unanticipated expenses of the
                                      Trust.

                                 In connection therewith, and without regard to
                                 the Loan-Specific Certificates: (a) the Class
                                 A-1, A-2, A-3, A-AB, A-4, X-CP and X-CL
                                 Certificates (collectively, the "Senior
                                 Certificates") will be the most senior Classes
                                 of the Certificates; (b) after the Senior
                                 Certificates, the Class A-M Certificates will
                                 be the next most senior Class of the
                                 Certificates; (c) after the Senior and Class A-
                                 M Certificates, the Class A-J Certificates will
                                 be the next most senior Class of the
                                 Certificates; and (d) thereafter, the Class B,
                                 C, D, E, F, G, H, J, K, L, M, N, P, Q, S and T
                                 Certificates will, in the case of each of those
                                 Classes, be senior to each other such Class, if
                                 any, with a later alphabetic Class designation.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              7                        LEHMAN BROTHERS

Structural Highlights

--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Sequential Pay Structure:        Distributions of principal and/or interest with
                                 respect to the respective Classes of Regular
                                 Certificates (exclusive of the Loan Specific
                                 Certificates) will be made in a generally
                                 sequential order reflecting the relative
                                 seniority of those Classes. In connection
                                 therewith, collections and advances on the
                                 Mortgage Loans (exclusive of the Split Mortgage
                                 Loan Non-Pooled Components) that are available
                                 to make those distributions on any given
                                 Distribution Date will be applied: (a) first,
                                 to make distributions of interest with respect
                                 to the A-1, A-2, A-3, A-AB, A-4, X-CP and X-CL
                                 Classes on a pro rata basis in accordance with
                                 the respective amounts of interest payable
                                 thereon; (b) second, to make distributions of
                                 principal with respect to the A-1, A-2, A-3,
                                 A-AB and/or A-4 Classes in a manner consistent
                                 with the discussion under "--Principal
                                 Distributions" below; and (c) thereafter, to
                                 make distributions of interest and, consistent
                                 with the discussion under "--Principal
                                 Distributions" below, provided that all more
                                 senior Classes of Sequential Pay Certificates
                                 have been retired, distributions of principal
                                 sequentially with respect to the remaining
                                 Classes of Sequential Pay Certificates from the
                                 most senior, starting with the A-M Class, to
                                 the most subordinate, ending with the T Class.
                                 See "Description of the Offered
                                 Certificates--Payments--Priority of Payments"
                                 in the Prospectus Supplement.

Interest Distributions:          Each Class of Offered Certificates will be
                                 entitled on each Distribution Date, subject to
                                 available funds and the payment priorities
                                 described above, to interest accrued during the
                                 related Interest Accrual Period at the
                                 applicable pass-through rate on the total
                                 principal balance or total notional amount, as
                                 applicable, of that Class outstanding
                                 immediately prior to that Distribution Date,
                                 together with any unpaid interest with respect
                                 to that Class from any prior Distribution
                                 Dates. Interest on the Offered Certificates
                                 will be calculated on the basis of a 360-day
                                 year assumed to consist of twelve 30-day
                                 months. Distributions of interest with respect
                                 to the Offered Certificates may be reduced in
                                 connection with certain interest shortfalls
                                 arising out of prepayments on the Mortgage
                                 Loans. See "Description of the Offered
                                 Certificates--Payments--Payments of Interest"
                                 in the Prospectus Supplement.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              8                        LEHMAN BROTHERS

Structural Highlights

--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Principal Distributions:         Subject to available funds and the payment
                                 priorities described above, the holders of each
                                 Class of Offered Certificates, other than the
                                 Class X-CP Certificates, will be entitled to
                                 receive a total amount of principal over time
                                 equal to the total principal balance of their
                                 particular Class.

                                 The Trustee is required to make distributions
                                 of principal to the holders of the various
                                 Classes of Sequential Pay Certificates in a
                                 specified sequential order, such that:

                                 o    no payments of principal will be made to
                                      the holders of any of the Class G, H, J,
                                      K, L, M, N, P, Q, S and T Certificates
                                      until the total principal balance of the
                                      Offered Certificates (exclusive of the
                                      Class X-CP Certificates) is reduced to
                                      zero;

                                 o    no payments of principal will be made to
                                      the holders of the Class A-M, A-J, B, C,
                                      D, E or F Certificates until, in the case
                                      of each Class of those Offered
                                      Certificates, the total principal balance
                                      of all more senior Classes of Offered
                                      Certificates (exclusive of the Class X-CP
                                      Certificates) is reduced to zero;

                                 o    on any given Distribution Date, except as
                                      described in the paragraph following these
                                      bullets, the total principal balance of
                                      the Class A-AB Certificates must be paid
                                      down to the applicable scheduled principal
                                      balance for that Class set forth on Annex
                                      F to the Prospectus Supplement before any
                                      payments of principal are made with
                                      respect to the Class A-1, A-2, A-3 and/or
                                      A-4 Certificates; and

                                 o    except as described in the paragraph
                                      following these bullets, no payments of
                                      principal will be made to the holders of
                                      the Class A-4 Certificates until the total
                                      principal balance of the Class A-1, A-2,
                                      A-3 and A-AB Certificates is reduced to
                                      zero, no payments of principal will be
                                      made to the holders of the Class A-AB
                                      Certificates (other than as described in
                                      the immediately preceding bullet) until
                                      the total principal balance of the Class
                                      A-1, A-2 and A-3 Certificates is reduced
                                      to zero, no payments of principal will be
                                      made to the holders of the Class A-3
                                      Certificates until the total principal
                                      balance of the Class A-1 and A-2
                                      Certificates is reduced to zero, and no
                                      payments of principal will be made to the
                                      holders of the Class A-2 Certificates
                                      until the total principal balance of the
                                      Class A-1 Certificates is reduced to zero.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              9                        LEHMAN BROTHERS

Structural Highlights

--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Principal Distributions
(cont.):                         Because of losses on the Mortgage Loans and/or
                                 default-related or other unanticipated expenses
                                 of the trust, the total principal balance of
                                 the Class A-M, A-J, B, C, D, E, F, G, H, J, K,
                                 L, M, N, P, Q, S and T Certificates could be
                                 reduced to zero at a time when the Class A-1,
                                 A-2, A-3, A-AB and A-4 Certificates, or any
                                 two or more Classes of those Senior
                                 Certificates, remain outstanding. Under those
                                 circumstances, and notwithstanding the
                                 discussion above, any payments of principal on
                                 the outstanding Class A-1, A-2, A-3, A-AB and
                                 A-4 Certificates will be made among those
                                 Classes of Senior Certificates on a pro rata
                                 basis in accordance with their respective total
                                 principal balances.

                                 In general, the maximum amount of principal to
                                 be distributed on any given Distribution Date
                                 with respect to the Sequential Pay
                                 Certificates, subject to available funds, will
                                 equal the Total Principal Payment Amount
                                 described in the glossary to the Prospectus
                                 Supplement (exclusive of any portion thereof
                                 allocable to the Split Mortgage Loan Non-Pooled
                                 Components). However, on the final Distribution
                                 Date, subject to available funds and the
                                 payment priorities described above, the holders
                                 of each Class of Sequential Pay Certificates
                                 will be entitled to receive principal up to the
                                 remaining unpaid principal balance of those
                                 Certificates.

Losses:                          Losses realized on the Mortgage Loans
                                 (exclusive of the Split Mortgage Loan
                                 Non-Pooled Components) and certain
                                 default-related and other unanticipated
                                 expenses, if any, will be allocated to the T,
                                 S, Q, P, N, M, L, K, J, H, G, F, E, D, C, B,
                                 A-J and A-M Classes, in that order, in each
                                 case until the total principal balance of the
                                 subject Class is reduced to zero, and then to
                                 the A-1, A-2, A-3, A-AB and A-4 Classes, on a
                                 pro rata basis in accordance with the
                                 respective total principal balances of those
                                 Classes.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              10                       LEHMAN BROTHERS

Structural Highlights

--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

CALL PROTECTION(1)(2)

================================================================================
                                                             STATISTICAL DATA(3)
--------------------------------------------------------------------------------
Mortgage Loans with Initial Lock-Out Period & Defeasance
   Period Thereafter                                              89.9%(4)(5)
--------------------------------------------------------------------------------
Mortgage Loans with Initial Lock-Out Period & Yield
   Maintenance Period Thereafter                                   9.6%(4)(5)
--------------------------------------------------------------------------------
Mortgage Loans with Initial Lock-Out Period Followed by a
   Defeasance Period & Prepayment Penalty Thereafter               0.4%(4)
--------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out Period or Lock-Out &
   Defeasance Period                                            95.7 months
--------------------------------------------------------------------------------
Weighted Average Prepayment Open Period                         3.5 months(6)
================================================================================



==============================================================================================
OPEN PREPAYMENT PERIOD AT END OF                              PERCENT OF INITIAL MORTGAGE POOL
          MORTGAGE LOAN            NUMBER OF MORTGAGE LOANS                BALANCE
----------------------------------------------------------------------------------------------

None                                          32                           10.3%
----------------------------------------------------------------------------------------------
1 Month                                       17                            4.3%
----------------------------------------------------------------------------------------------
2 Months                                       4                            4.7%
----------------------------------------------------------------------------------------------
3 Months                                      42                           55.1%
----------------------------------------------------------------------------------------------
4 Months                                       2                            4.0%
----------------------------------------------------------------------------------------------
6 Months                                       6                           17.6%
----------------------------------------------------------------------------------------------
12 Months                                      9                            4.1%
----------------------------------------------------------------------------------------------
TOTAL:                                       112                          100.0%
==============================================================================================


----------
1.   See "Description of the Mortgage Pool - Terms and Conditions of the
     Underlying Mortgage Loans - Prepayment Provisions" in the Prospectus
     Supplement.

2.   Prepayments could occur in limited circumstances even during initial lockout period or lockout & defeasance period.

3.   As of the Cut-Off Date.

4.   Percent of Initial Mortgage Pool Balance.

5.   With respect to the Macquarie DDR Portfolio III Mortgage Loan (as identified in the Prospectus Supplement), the mortgage loan will be locked out for one year; thereafter, the mortgage loan may be prepaid, with yield maintenance, in full or in part. In addition, the mortgage loan may be defeased in whole or in part two years after securitization. The mortgage loan may be prepaid without penalty for the six months prior to the maturity date. Such mortgage loan is considered a mortgage loan with initial lock-out period and a yield maintenance period thereafter.

6.   Prior to maturity.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              11                       LEHMAN BROTHERS

Structural Highlights

--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

PREPAYMENT PROVISIONS(1)



==============================================================================================================================
   PREPAYMENT
   PROVISIONS      06/2005   06/2006   06/2007   06/2008   06/2009   06/2010   06/2011   06/2012   06/2013   06/2014   06/2015
------------------------------------------------------------------------------------------------------------------------------

LOCK-OUT/DEF.(2)    97.2%     93.2%     89.0%     88.7%     87.5%     90.8%     90.8%     91.9%     91.9%     91.9%        --
------------------------------------------------------------------------------------------------------------------------------
YIELD MAINT.(2)      2.0%      6.1%     10.2%     10.5%     11.7%      7.9%      7.9%      7.5%      7.5%      7.5%     100.0%
==============================================================================================================================
SUB-TOTAL           99.2%     99.2%     99.2%     99.2%     99.3%     98.7%     98.7%     99.4%     99.4%     99.4%     100.0%
==============================================================================================================================



==============================================================================================================================

>=5.0%                --        --        --        --        --       0.5%       --        --        --        --         --
------------------------------------------------------------------------------------------------------------------------------
  4.0%                --        --        --        --        --        --       0.5%       --        --        --         --
------------------------------------------------------------------------------------------------------------------------------
  3.0%                --        --        --        --        --        --        --       0.6%       --        --         --
------------------------------------------------------------------------------------------------------------------------------
  2.0%                --        --        --        --        --        --        --        --       0.6%       --         --
------------------------------------------------------------------------------------------------------------------------------
  1.0%                --        --        --        --        --        --        --        --        --       0.6%        --
------------------------------------------------------------------------------------------------------------------------------
OPEN                 0.8%      0.8%      0.8%      0.8%      0.7%      0.8%      0.8%       --        --        --         --
==============================================================================================================================
TOTAL              100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%     100.0%
==============================================================================================================================


----------
1.   Represents percentage of then outstanding principal balance of Mortgage
     Pool as of the date shown assuming, among other things, no prepayments, defaults or losses. The table was generated based on the Modeling
     Assumptions specified in the glossary to the Prospectus Supplement.

2.   With respect to the Macquarie DDR Portfolio III Mortgage Loan (as identified in the Prospectus Supplement), the mortgage loan will be locked out for one year; thereafter, the mortgage loan may be prepaid, with yield maintenance, in full or in part. In addition, the mortgage loan may be defeased in whole or in part two years after securitization. The mortgage loan may be prepaid without penalty for the six months prior to the maturity date. Such mortgage loan is considered a mortgage loan with initial lock-out period and a yield maintenance period thereafter.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             12                        LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

Collateral Pool Highlights

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

POOL COMPOSITION

o    The Mortgage Pool includes ten Mortgage Loans (representing 54.1% of the
     Initial Mortgage Pool Balance) that S&P and Moody's have confirmed have, in the context of their inclusion in the Trust, credit characteristics that are consistent with obligations rated investment grade (such ten Mortgage
     Loans, the "Investment Grade Loans").

o    As described under "Description of the Mortgage Pool--Loan Combinations" in
     the Prospectus Supplement, fourteen Mortgage Loans, representing 39.7% of the Initial Mortgage Pool Balance, are each part of a Loan Combination. A
     "Loan Combination" consists of two or more mortgage loans, only one of which will be included in the Trust Fund, but all of which are secured by the same mortgage instrument(s) encumbering the same mortgaged real property or properties. Whenever there is a reference to a "Non-Trust Loan"
     in the Prospectus Supplement, it is a reference to a mortgage loan that is part of a Loan Combination, but is not included in the Trust Fund. A
     Non-Trust Loan may be senior, pari passu or subordinate in right of payment relative to the Mortgage Loan (or particular components of the Mortgage
     Loan) included in the same Loan Combination. Four of the Investment Grade
     Loans (the "200 Park Avenue Mortgage Loan", the "900 North Michigan Avenue
     Mortgage Loan", the "Courtyard by Marriott Portfolio Mortgage Loan" and the
     "101 Avenue of the Americas Mortgage Loan", each as defined in the glossary to the Prospectus Supplement) will each be part of a Loan Combination. The structures of these four Loan Combinations are outlined on the following pages.

o    Summary of the pool composition is as follows:

================================================================================
                                                                   PERCENT OF
                                           TOTAL CUT-OFF DATE   INITIAL MORTGAGE
                         NUMBER OF LOANS         BALANCE          POOL BALANCE
--------------------------------------------------------------------------------
Investment Grade Loans          10           $1,069,351,428           54.1%
--------------------------------------------------------------------------------
Conduit Loans                  102           $  907,666,559           45.9%
================================================================================
TOTAL:                         112           $1,977,017,986          100.0%
================================================================================

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             13                        LEHMAN BROTHERS

Collateral Pool Highlights

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE 200 PARK AVENUE LOAN COMBINATION

o    The 200 Park Avenue Mortgage Loan is a Split Mortgage Loan with a senior
     Pooled Component (the "200 Park Avenue Pooled Component") and a junior
     Non-Pooled Component (the "200 Park Avenue Non-Pooled Component").

o    The 200 Park Avenue Mortgage Loan is part of a Loan Combination (the "200
     Park Avenue Loan Combination") that also includes two Non-Trust Loans (the
     "200 Park Avenue Non-Trust Loans") that are pari passu in right of payment with the 200 Park Avenue Pooled Component and generally senior in right of payment to the 200 Park Avenue Non-Pooled Component.(1)

o    The 200 Park Avenue Pooled Component will be pooled with other Mortgage
     Loans to back the Offered Certificates and certain Non-Offered
     Certificates. The 200 Park Avenue Non-Trust Loans are expected to be included in future securitizations.

o    The 200 Park Avenue Non-Pooled Component will be deposited into the Trust and will back the Class ML-1 and ML-2 Certificates.

o    Subject to the discussion under "Description of the Mortgage Pool--Loan
     Combinations" and "Servicing of the Underlying Mortgage Loans--The Series
     2005-C3 Controlling Class Representative, the Directing Certificateholders
     and the Non-Trust Loan Noteholders" in the Prospectus Supplement, a
     designated holder or beneficial owner of Class ML-1 and/or ML-2
     Certificates will have rights to: (a) direct various servicing actions and/or replace the Special Servicer with respect to the 200 Park Avenue
     Loan Combination; and (b) cure defaults under and/or purchase in a default scenario the 200 Park Avenue Pooled Component.



 ------------------     ------------- -------------     --------------------     --------------------
|                  |   |    SENIOR   |   SENIOR    |   |       SENIOR       |   |                    |
|                  |   |    POOLED   |  NON-TRUST  |   |       POOLED       |   |       LB-UBS       |
|                  |---|   COMPONENT |  LOANS(2)   |---|     COMPONENT      |---|      2005-C3       |
|  200 PARK AVENUE |   |   ($278.5m) |  ($570.3m)  |   |      ($278.5m)     |   |       TRUST        |
| LOAN COMBINATION |    ------------- -------------     --------------------     --------------------
|     ($900.0m)    |
|                  |    ----------------------------    --------------------     --------------------
|                  |   |                           |   |                    |   |        BACKS       |
|                  |---|JUNIOR NON-POOLED COMPONENT|---|LB-UBS 2005-C3 TRUST|---| CLASS ML-1 AND ML-2|
|                  |   |         ($51.2m)          |   |                    |   |    CERTIFICATES    |
 -----------------      ----------------------------    --------------------     --------------------


----------
1.   Subject to the terms of the related Co-Lender Agreement.

2.   Expected to be included in other securitizations.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             14                        LEHMAN BROTHERS

Collateral Pool Highlights

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE 900 NORTH MICHIGAN AVENUE LOAN COMBINATION

o    The Loan Combination secured by the underlying mortgaged real property identified in the Prospectus Supplement as 900 North Michigan Avenue (that property, the "900 North Michigan Avenue Mortgaged Property" and that Loan
     Combination, the "900 North Michigan Avenue Loan Combination") consists of
     (a) the 900 North Michigan Avenue Mortgage Loan, which will be included in the Trust Fund, and (b) a Non-Trust Loan (the "900 North Michigan Avenue
     Non-Trust Loan"), which is evidenced by a B-note and, under certain default scenarios, is generally subordinate in right of payment to the 900 North
     Michigan Avenue Mortgage Loan.

 ------------------       -----------       ----------------
|                  |     | A NOTE(1) |     | LB-UBS 2005-C3 |
|     900 NORTH    | --> | ($208.0m) | --> |     TRUST      |
|  MICHIGAN AVENUE |      -----------       ----------------
| LOAN COMBINATION |      -----------       ----------------
|     ($245.0m)    |     | B NOTE(2) |     |   THIRD-PARTY  |
|                  | --> |  ($37.0m) | --> |    INVESTOR    |
 ------------------       -----------       ----------------

o    The holder of the 900 North Michigan Avenue Mortgage Loan receives monthly payments of interest (at the related regular interest rate) and principal prior to the holder of the 900 North Michigan Avenue Non-Trust Loan(3).

o    In the event of certain uncured monetary events of default and certain non-monetary events of default that would result in special servicing, the holder of the 900 North Michigan Avenue Non-Trust Loan receives no principal or interest payments until the principal amount of the 900 North
     Michigan Avenue Mortgage Loan has been paid in full.

o    Prior to certain uncured monetary events of default and certain non-monetary events of default that would result in special servicing, the holder of the 900 North Michigan Avenue Mortgage Loan and the holder of the
     900 North Michigan Avenue Non-Trust Loan receive principal payments on a pro rata basis, including in conjunction with the partial release of a property.

o    The 900 North Michigan Avenue Non-Trust Loan will be held by a third party investor on a whole loan basis and will not be included in the Trust.

o    Subject to the discussion under "Description of the Mortgage Pool - Loan
     Combinations" and "Servicing of the Underlying Mortgage Loans - The Series
     2005-C3 Controlling Class Representative, the Directing Certificateholders
     and the Non-Trust Loan Noteholders" in the Prospectus Supplement, the
     holder of the 900 North Michigan Avenue Non-Trust Loan will have rights to:
     (a) direct various servicing actions and/or replace the Special Servicer with respect to the 900 North Michigan Avenue Loan Combination; and (b)
     cure defaults under and/or purchase in a default scenario the 900 North
     Michigan Avenue Mortgage Loan.

----------
1.   "A Note" evidences 900 North Michigan Avenue Mortgage Loan.

2.   "B Note" evidences 900 North Michigan Avenue Non-Trust Loan.

3.   Subject to the terms of the Co-Lender Agreement.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              15                       LEHMAN BROTHERS

Collateral Pool Highlights

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE COURTYARD BY MARRIOTT PORTFOLIO LOAN COMBINATION

o    The Courtyard by Marriott Portfolio Mortgage Loan is a Split Mortgage Loan
     with a senior Pooled Component (the "Courtyard by Marriott Portfolio Pooled
     Component") and a junior Non-Pooled Component (the "Courtyard by Marriott
     Portfolio Non-Pooled Component").

o    The Courtyard by Marriott Portfolio Mortgage Loan is part of a Loan
     Combination (the "Courtyard by Marriott Portfolio Loan Combination") that also includes (a) two Non-Trust Loans (the "Courtyard by Marriott Portfolio
     Pari Passu Non-Trust Loans") that are pari passu in right of payment with the Pooled Component of the Courtyard by Marriott Portfolio Mortgage Loan
     and (b) a Non-Trust Loan (the "Courtyard by Marriott Portfolio Subordinate
     Non-Trust Loan"), which is evidenced by a B-note and, under certain default scenarios, is generally subordinate in right of payment to the other mortgage loans in the Courtyard by Marriot Portfolio Loan Combination.(1)

o    The Courtyard by Marriott Portfolio Pooled Component will be pooled with other Mortgage Loans to back the Offered Certificates and certain
     Non-Offered Certificates. The Courtyard by Marriott Portfolio
     Pari Passu Non-Trust Loans are expected to be included in future securitizations.

o    The Courtyard by Marriott Portfolio Non-Pooled Component will be deposited into the LB-UBS 2005-C3 Trust and will back the Class CBM-1, CBM-2, CBM-3 and X-CBM Certificates.

o    The Courtyard by Marriott Portfolio Subordinate Non-Trust Loan will be held by a third party investor on a whole loan basis and will not be included in the Trust.



 ------------------       -----------------------------       ---------------       --------------------
|                  |     |     SENIOR   |    SENIOR    |     | SENIOR POOLED |     |                    |
|                  |     |     POOLED   |  NON-TRUST   |     |   COMPONENT   |     |   LB-UBS 2005-C3   |
|                  | --> |   COMPONENT  |    LOANS     | --> |   ($121.5m)   | --> |        TRUST       |
|                  |     |   ($121.5m)  |  ($355.8m)   |     |               |     |                    |
|   COURTYARD BY   |      -----------------------------       --------------        --------------------
|     MARRIOTT     |      -----------------------------       --------------        --------------------
|     PORTFOLIO    |     | JUNIOR NON-POOLED COMPONENT |     |     LB-UBS    |     | BACKS CLASS CBM-1, |
|     TRUST        | --> |          ($42.7m)           | --> | 2005-C3 TRUST | --> |  CBM-2, CBM-3 AND  |
| LOAN COMBINATION |     |                             |     |               |     | X-CBM CERTIFICATES |
|    ($550.0m)     |      -----------------------------       --------------        --------------------
|                  |      -----------------------------       --------------
|                  |     |  SUBORDINATE NON-TRUST LOAN |     |  THIRD-PARTY |
|                  | --> |          ($30.0m)           | --> |    INVESTOR  |
 ------------------       -----------------------------       --------------


----------
1.   Subject to the terms of the Co-Lender Agreement.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              16                       LEHMAN BROTHERS

Collateral Pool Highlights

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE COURTYARD BY MARRIOTT PORTFOLIO LOAN COMBINATION (CONT.)

o    The holder of the Pooled Component of the Courtyard by Marriott Portfolio
     Mortgage Loan and the holders of the Courtyard by Marriot Pari Passu
     Non-Trust Loans will receive, on a pro rata and pari passu basis, monthly payments of interest before any such payments are made with respect to the
     Courtyard by Marriott Portfolio Non-Pooled Component and/or the Courtyard
     by Marriott Portfolio Subordinate Non-Trust Loan.(1)

o    In the event of certain uncured monetary events of default and certain non-monetary events of default that would result in special servicing, no payments of interest or principal will be made with respect to the
     Courtyard by Marriott Portfolio Non-Pooled Component or the Courtyard by
     Marriott Portfolio Subordinate Non-Trust Loan until the total principal amount of the Courtyard by Marriott Portfolio Pooled Component and the
     Courtyard by Marriott Pari Passu Non-Trust Loans have been paid in full.(1)

o    Prior to certain uncured monetary events of default and certain non-monetary events of default that would result in special servicing, payments of principal will be allocated to the Courtyard by Marriott
     Portfolio Pooled Component, the Courtyard by Marriott Portfolio Pari Passu
     Non-Trust Loans, the Courtyard by Marriott Portfolio Non-Pooled Component
     and the Courtyard by Marriott Portfolio Subordinate Non-Trust Loan on a pro
     rata basis. (1)

o    Subject to the discussion under "Description of the Mortgage Pool--Loan
     Combinations" and "Servicing of the Underlying Mortgage Loans--The Series
     2005-C3 Controlling Class Representative, the Directing Certificateholders
     and the Non-Trust Loan Noteholders" in the Prospectus Supplement, the
     holder of the Courtyard by Marriott Portfolio Subordinate Non-Trust Loan
     and/or a designated holder or beneficial owner of Class CBM-1, CBM-2, CBM-3 and/or X-CBM Certificates will have rights to: (a) direct various servicing actions and/or replace the Special Servicer with respect to the Courtyard by Marriott Portfolio Loan Combination; and (b) cure defaults under and/or purchase in a default scenario the Courtyard by Marriott Portfolio Pooled
     Component.

----------
1.   Subject to the terms of the Co-Lender Agreement.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              17                       LEHMAN BROTHERS

Collateral Pool Highlights

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE 101 AVENUE OF THE AMERICAS LOAN STRUCTURE

o    The Loan Combination secured by the underlying mortgaged real property identified in the Prospectus Supplement as 101 Avenue of the Americas (that property, the "101 Avenue of the Americas Mortgaged Property" and that Loan
     Combination, the "101 Avenue of the Americas Loan Combination") consists of
     (a) the 101 Avenue of the Americas Mortgage Loan, which will be included in the Trust Fund, and (b) a Non-Trust Loan (the "101 Avenue of the Americas
     Non-Trust Loan"), which is evidenced by an A-2 Note.


 ------------------       -------------       -------------       -------------       ----------------
|   101 AVENUE     |     |             |     |             |     |             |     |                |
| OF THE AMERICAS  | --> | A-1 NOTE(1) | --> | A-2 NOTE(2) | --> | A-1 NOTE(1) | --> | LB-UBS 2005-C3 |
| LOAN COMBINATION |     |   ($90.0m)  |     |   ($60.0m)  |     |  ($90.0m)   |     |      TRUST     |
|   ($150.0m)      |     |             |     |             |     |             |     |                |
 ------------------       -------------       -------------       -------------       ----------------


o    The 101 Avenue of the Americas Mortgage Loan holder and 101 Avenue of the
     Americas Non-Trust Loan holder receive principal and interest payments pro rata and pari passu(3).

o    The 101 Avenue of the Americas Non-Trust Loan will not be included in the
     Trust, but instead is expected to be included in a separate securitization.

----------
1.   "A-1 Note" evidences 101 Avenue of the Americas Mortgage Loan.

2.   "A-2 Note" evidences 101 Avenue of the Americas Non-Trust Loan.

3.   Subject to the terms of the Co-Lender Agreement.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              18                       LEHMAN BROTHERS

Collateral Pool Highlights

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

o    The following table shows the U/W DSCR, Cut-off Date LTV and Shadow
     Rating(2) with respect to each indicated Mortgage Loan (or, in the case of a Split Mortgage Loan, the Pooled Component thereof):



======================================================================================================

                                   MORTGAGE LOAN OR POOLED COMPONENT

======================================================================================================
                                        900 NORTH MICHIGAN   COURTYARD BY MARRIOTT   101 AVENUE OF THE
                      200 PARK AVENUE         AVENUE               PORTFOLIO              AMERICAS
------------------------------------------------------------------------------------------------------

UW DSCR(1)                 1.65x               1.57x                 1.64x                  1.70x
------------------------------------------------------------------------------------------------------
UW Net Cash Flow        $78,056,834         $22,655,795          $60,247,820             $17,076,249
------------------------------------------------------------------------------------------------------
Cut-off Date LTV(1)        45.9%               60.9%                 55.7%                  59.9%
------------------------------------------------------------------------------------------------------
Appraised Value        $1,850,000,000      $341,000,000         $856,500,000            $250,000,000
------------------------------------------------------------------------------------------------------
Shadow Rating(2)          A-/Baa2             BBB+/Baa2            A-/Baa1                BBB-/Baa3
======================================================================================================


o    The following table shows the U/W DSCR and Cut-off Date LTV with respect to each indicated Loan Combination:



==================================================================================

                                 LOAN COMBINATION

==================================================================================
                                        900 NORTH MICHIGAN   COURTYARD BY MARRIOTT
                      200 PARK AVENUE         AVENUE               PORTFOLIO
----------------------------------------------------------------------------------

UW DSCR(3)                 1.55x               1.34x                 1.42x
----------------------------------------------------------------------------------
UW Net Cash Flow        $78,056,834         $22,655,795           $60,247,820
----------------------------------------------------------------------------------
Cut-off Date LTV(3)        48.6%               71.8%                 64.2%
----------------------------------------------------------------------------------
Appraised Value        $1,850,000,000      $341,000,000          $856,500,000
==================================================================================


----------
1.   Based on: the $848,763,796 200 Park Avenue Pooled Component and 200 Park
     Avenue Non-Trust Loans, without regard to the 200 Park Avenue Non-Pooled
     Component; the $477,300,000 Courtyard by Marriot Portfolio Pooled Component
     and Courtyard by Marriott Pari Passu Non-Trust Loans, without regard to the
     Courtyard by Marriot Portfolio Non-Pooled Component or the Courtyard by
     Marriott Portfolio Subordinate Non-Trust Loan; the $207,810,357 900 North
     Michigan Avenue Mortgage Loan, without regard to the 900 North Michigan
     Avenue Non-Trust Loan; and the entire $150,000,000 101 Avenue of the
     Americas Loan Combination.

2.   S&P and Moody's have each confirmed to the Depositor that the respective ratings in this row reflect an assessment by such rating agency that, in the context of the subject Mortgage Loan's or Pooled Components inclusion in the securitization trust, the credit characteristics of that Mortgage
     Loan or Pooled Component, as applicable, are consistent with obligations that are so rated.

3.   Based on the entire subject Loan Combination. The Courtyard by Marriott
     Portfolio Subordinate Non-Trust Loan (balance of $30,000,000) and 900 North
     Michigan Avenue Non-Trust Loan (balance of $36,967,072) will not be included in the Trust.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             19                        LEHMAN BROTHERS

Collateral Pool Highlights

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

MORTGAGE LOAN SELLERS

o    Sponsors of properties securing the top 10 and investment grade loans in the LB-UBS 2005-C3 transaction include the following:

     -    Tishman Speyer Real Estate Venture VI, L.P.

     -    American Financial Realty Trust

     -    JMB Realty Corporation

     -    Marriott International, Inc.; Host Marriott, L.P.; Sarofim Realty
          Advisors, Limited Partnership

     -    Edward J. Minskoff Equities and the Andalex Group

     -    Macquarie DDR Trust

     -    Lee T. Hanley

     -    Urdang and Younan Properties

     -    Charles Steven Cohen

     -    Anthony and Victor Scotto, Domenico Tallarico

     -    Hartz Mountain Industries, Inc.

o    Conduit Origination Program:

     -    U/W Net Cash Flow on all loans is based on certain underwriting assumptions made by the applicable mortgage loan seller including those assumptions more specifically set forth in the Prospectus
          Supplement and is either verified subject to a variance of 2.5% or, in limited other cases, re-underwritten (but not audited) by third party service providers (i.e., by a "Big Four" accounting firm).

     -    U/W NCF DSCR for all loans with partial interest only periods is calculated based on annual debt service payments during the amortization term or in some cases based on an average monthly debt service payment during the amortization term.

     -    Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

     -    Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

     -    Substantially all borrowers are single asset entities.

     -    Non-consolidation opinions have been obtained with respect to the related borrower for substantially all Mortgage Loans with principal balances greater than $15 million.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             20                        LEHMAN BROTHERS

Collateral Pool Highlights

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

MORTGAGE LOAN SELLERS

=================================================================
LOCKBOXES                PERCENT OF INITIAL MORTGAGE POOL BALANCE
-----------------------------------------------------------------
Hard Lockbox                              56.2%
-----------------------------------------------------------------
Hard/Hotel Lockbox                         8.1%
-----------------------------------------------------------------
Soft Lockbox                               1.1%
-----------------------------------------------------------------
Springing Soft Lockbox                    33.3%
=================================================================

o    HARD LOCKBOX. Tenants are directed to pay rents directly to a lockbox account controlled by the lender (or, with respect to multifamily rental properties and mobile home park properties, income is collected and deposited in the lockbox account by an unaffiliated property manager). In most cases, until the occurrence of a triggering event, funds deposited into the lockbox account are disbursed to or at the direction of the borrower on a daily or other periodic basis or the related borrower has withdrawal rights.

o    HARD/HOTEL LOCKBOX. With respect to hospitality properties only, cash or
     "over-the-counter" receipts are deposited into the lockbox account by a property manager (which may be affiliated with the borrower), while credit card receivables are deposited directly into a lockbox account) controlled by the lender. Until the occurrence of a triggering event, funds deposited into the lockbox account may be disbursed to or at the direction of the borrower on a daily or other periodic basis or the related borrower has withdrawal rights. In the case of the Courtyard by Marriott Portfolio
     Mortgage Loan, depending on the identity and rating of the property manager or a specified affiliate thereof, these periodic disbursements may continue to that property manager, who will have certain obligations regarding the application of the disbursements, even while an event of default exists under the related Mortgage Loan.

o    SOFT LOCKBOX. Income is collected by the borrower or an affiliated property manager and paid into a lockbox account that otherwise satisfies the description for a "Hard Lockbox".

o    SPRINGING SOFT LOCKBOX. A lockbox account is not in place on the closing date and the related mortgage loan documents provide for the establishment, following the occurrence of certain triggering events, of a "Soft Lockbox"
     as described above.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             21                        LEHMAN BROTHERS

Collateral Pool Highlights

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

INFORMATION REGARDING ESCROWS AND RELATED PAYMENT OBLIGATIONS

====================================================
TYPE OF ESCROW OR RELATED   PERCENT OF INITIAL TOTAL
PAYMENT OBLIGATION(1)       CONDUIT LOAN BALANCE(2)
----------------------------------------------------
Real Estate Taxes(3)                  95.6%
----------------------------------------------------
Insurance Premiums(4)                 94.4%
----------------------------------------------------
Capital Replacements                  91.9%
----------------------------------------------------
TI/LC (Industrial)                    82.5%
----------------------------------------------------
TI/LC (Office)                       100.0%
----------------------------------------------------
TI/LC (Retail)                        93.8%
====================================================

----------
1.   Escrows and related payment obligations are generally in the form of either up-front reserves, periodic cash deposits, letters of credit or guarantees from sponsor. No representation is made as to the investment grade nature of any sponsor.

2.   As of the Cut-Off Date, excludes the Investment Grade Loans.

3.   In some instances where there are no actual tax escrows, certain investment grade tenants are obligated/permitted to pay taxes directly and are deemed to have escrows in the table above.

4.   In some instances where there are no actual insurance escrows, certain investment grade tenants are obligated/permitted to maintain insurance or self-insure and are deemed to have escrows in the table above.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              22                       LEHMAN BROTHERS

Collateral Pool Highlights

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS



================================================================================================
                       GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
------------------------------------------------------------------------------------------------

Initial Mortgage Pool Balance                                                     $1,977,017,986
------------------------------------------------------------------------------------------------
Contributors of Collateral                                                      Lehman: 82.6%(1)
                                                                                   UBS: 17.4%(1)
------------------------------------------------------------------------------------------------
Number of Mortgage Loans                                                                     112
------------------------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                                          331
------------------------------------------------------------------------------------------------
Single Tenant Properties(2)                                                             17.9%(1)
------------------------------------------------------------------------------------------------
Percent Investment Grade Loans                                                          54.1%(1)
------------------------------------------------------------------------------------------------
Gross Weighted Average Coupon                                                             5.668%
------------------------------------------------------------------------------------------------
Weighted Average Original Term to Maturity                                            109 months
------------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity                                           108 months
------------------------------------------------------------------------------------------------
Average Mortgage Loan Cut-off Date Balance                                        $   17,651,946
------------------------------------------------------------------------------------------------
Average Mortgage Property Cut-off Date Balance                                    $    5,972,864
------------------------------------------------------------------------------------------------
Average Conduit Loan Cut-off Date Balance
   (excluding the Investment Grade Loans)                                         $    8,898,692
------------------------------------------------------------------------------------------------
Average Conduit Property Cut-off Date Balance
   (excluding the Investment Grade Loans)                                         $    7,203,703
------------------------------------------------------------------------------------------------
Largest Mortgage Loan                                                             $  278,500,000
------------------------------------------------------------------------------------------------
Wtd. Avg. U/W DSCR                               Mortgage Pool: 1.51x; Conduit Loans Only: 1.33x
------------------------------------------------------------------------------------------------
Wtd. Avg. Cut-Off Date LTV                       Mortgage Pool: 62.5%; Conduit Loans Only: 74.7%
------------------------------------------------------------------------------------------------
Wtd. Avg. Maturity Date LTV                      Mortgage Pool: 55.8%; Conduit Loans Only: 65.7%
------------------------------------------------------------------------------------------------
Geographic Diversity                                                                   32 States
================================================================================================


----------
1.   Expressed as a percentage of the Initial Mortgage Pool Balance.

2.   Including properties leased to one tenant that occupies 90% or more of the particular property. Expressed as a percentage of the Initial Mortgage Pool
     Balance.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              23                       LEHMAN BROTHERS

Collateral Pool Highlights

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

                                   [Graphic]

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              24                       LEHMAN BROTHERS

Collateral Pool Highlights

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
-------------------------------------------------------------------------
                                                             % OF INITIAL
                                     NO.      CUT-OFF DATE     MORTGAGE
                                  OF LOANS    BALANCE ($)      POOL BAL
-------------------------------------------------------------------------
0.01 - 6,000,000.00                   59       227,404,422        11.5
6,000,000.01 - 14,000,000.00          26       228,624,852        11.6
14,000,000.01 - 40,000,000.00         20       507,561,921        25.7
40,000,000.01 - 60,000,000.00          2        97,000,000         4.9
60,000,000.01 - 100,000,000.00         1        89,911,806         4.5
100,000,000.01 - 150,000,000.00        1       121,500,000         6.1
150,000,000.01 >=                      3       705,014,986        35.7
-------------------------------------------------------------------------
TOTAL:                               112     1,977,017,986       100.0
=========================================================================
Min: 1,142,321
Max: 278,500,000
Average: 17,651,946
-------------------------------------------------------------------------

STATE(1)
--------------------------------------------------------
                                            % OF INITIAL
                 NO.         CUT-OFF DATE     MORTGAGE
            OF PROPERTIES    BALANCE ($)      POOL BAL
--------------------------------------------------------
NY                 9          424,223,048      21.5
IL                10          232,459,299      11.8
TX                35          161,144,845       8.2
CA                18          152,578,718       7.7
NC                28          120,415,540       6.1
CT                27          110,323,975       5.6
GA                11          106,638,117       5.4
FL                47          106,354,000       5.4
PA                27           87,934,227       4.4
AZ                 7           66,565,201       3.4
Other(2)         112          408,381,015      20.7
--------------------------------------------------------
TOTAL:           331        1,977,017,986     100.0
========================================================

PROPERTY TYPE(1)
-------------------------------------------------------------------
                                                       % OF INITIAL
                            NO.         CUT-OFF DATE     MORTGAGE
                       OF PROPERTIES    BALANCE ($)      POOL BAL
-------------------------------------------------------------------
Office                      150          910,050,175        46.0
Retail                       52          656,124,874        33.2
   Anchored Retail           29          470,060,051        23.8
   Unanchored Retail         23          186,064,823         9.4
Hotel                        70          188,484,474         9.5
Multifamily(3)               30          141,771,581         7.2
Industrial/Warehouse         23           68,472,982         3.5
Self Storage                  6           12,113,898         0.6
-------------------------------------------------------------------
TOTAL:                      331        1,977,017,986       100.0
===================================================================

MORTGAGE RATE (%)
-------------------------------------------------------
                                           % OF INITIAL
                   NO.      CUT-OFF DATE     MORTGAGE
                OF LOANS    BALANCE ($)      POOL BAL
-------------------------------------------------------
5.001 - 5.250       20       208,442,055        10.5
5.251 - 5.500       28       347,940,741        17.6
5.501 - 5.750       33       941,114,883        47.6
5.751 - 6.000       12       135,283,820         6.8
6.001 - 6.250       13        97,574,133         4.9
6.251 - 6.500        5       239,686,343        12.1
7.251 - 7.500        1         6,976,011         0.4
-------------------------------------------------------
TOTAL:             112     1,977,017,986       100.0
=======================================================
Min: 5.098
Max: 7.475
Weighted Average: 5.668
-------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MONTHS)
---------------------------------------------------
                                       % OF INITIAL
               NO.      CUT-OFF DATE     MORTGAGE
            OF LOANS    BALANCE ($)      POOL BAL
---------------------------------------------------
49 - 60         11       151,650,591         7.7
73 - 84          5       390,366,434        19.7
109 - 120       86     1,338,727,317        67.7
121 - 132        1        15,000,000         0.8
169 - 180        9        81,273,644         4.1
---------------------------------------------------
TOTAL:         112     1,977,017,986       100.0
===================================================
Min: 60
Max: 180
Weighted Average: 109
---------------------------------------------------

REMAINING TERM TO STATED MATURITY (MONTHS)
---------------------------------------------------
                                       % OF INITIAL
               NO.      CUT-OFF DATE     MORTGAGE
            OF LOANS    BALANCE ($)      POOL BAL
---------------------------------------------------
49 - 60         11       151,650,591         7.7
73 - 84          5       390,366,434        19.7
109 - 120       87     1,353,727,317        68.5
169 - 180        9        81,273,644         4.1
---------------------------------------------------
TOTAL:         112     1,977,017,986       100.0
===================================================
Min: 58
Max: 179
Weighted Average: 108
---------------------------------------------------

AMORTIZATION TYPES
---------------------------------------------------------------
                                                   % OF INITIAL
                           NO.      CUT-OFF DATE     MORTGAGE
                        OF LOANS    BALANCE ($)      POOL BAL
---------------------------------------------------------------
Amortizing Balloon(4)      100     1,468,193,520        74.3
Interest Only               12       508,824,466        25.7
---------------------------------------------------------------
TOTAL:                     112     1,977,017,986       100.0
===============================================================

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-----------------------------------------------------
                                         % OF INITIAL
                 NO.      CUT-OFF DATE     MORTGAGE
              OF LOANS    BALANCE ($)      POOL BAL
-----------------------------------------------------
<= 50.0            4       518,198,737        26.2
50.1 - 55.0        1         1,397,490         0.1
55.1 - 60.0        9       301,000,751        15.2
60.1 - 65.0       13       309,863,277        15.7
65.1 - 70.0       17       173,661,935         8.8
70.1 - 75.0       13       129,092,076         6.5
75.1 - 80.0       52       504,049,184        25.5
80.1 >=            3        39,754,538         2.0
-----------------------------------------------------
TOTAL:           112     1,977,017,986       100.0
=====================================================
Min: 32.3
Max: 85.0
Weighted Average: 62.5
-----------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY (%)
-------------------------------------------------------
                                           % OF INITIAL
                   NO.      CUT-OFF DATE     MORTGAGE
                OF LOANS    BALANCE ($)      POOL BAL
-------------------------------------------------------
30.01 - 35.00        1        15,000,000         0.8
35.01 - 40.00        1       218,704,629        11.1
40.01 - 45.00        6        45,480,543         2.3
45.01 - 50.00        3       404,094,316        20.4
50.01 - 55.00        9       354,680,387        17.9
55.01 - 60.00       22       205,931,270        10.4
60.01 - 65.00       21       163,931,549         8.3
65.01 - 70.00       35       362,865,369        18.4
70.01 - 75.00        7        86,805,458         4.4
75.01 - 80.00        5       112,240,000         5.7
80.01 - 85.00        2         7,284,466         0.4
-------------------------------------------------------
TOTAL:             112     1,977,017,986       100.0
=======================================================
Min: 32.3
Max: 85.0
Weighted Average: 55.8
-------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
-----------------------------------------------------
                                         % OF INITIAL
                 NO.      CUT-OFF DATE     MORTGAGE
              OF LOANS    BALANCE ($)      POOL BAL
-----------------------------------------------------
1.20 - 1.29       36       411,528,216        20.8
1.30 - 1.39       28       489,544,124        24.8
1.40 - 1.49       23       140,221,892         7.1
1.50 - 1.59       11       292,970,991        14.8
1.60 - 1.79        7       510,241,108        25.8
1.80 - 1.89        1         4,992,910         0.3
1.90 >=            6       127,518,745         6.5
-----------------------------------------------------
TOTAL:           112     1,977,017,986       100.0
=====================================================
Min: 1.20
Max: 4.82
Weighted Average: 1.51
-----------------------------------------------------

----------
1.   Percentages based on allocated loan amount per property.

2.   No other state represents more than 2.5% of the Initial Mortgage Pool
     Balance.

3.   Multifamily component includes mobile home park properties representing
     0.4% of the Initial Mortgage Pool Balance.

4.   Includes 25.9% of Mortgage Loans (by Cut-off Date Balance) that provide for payments of interest only for a specified number of periods, followed by payments of principal and interest up to the maturity date. Of these loans,
     67.1% (by Cut-off Date Balance) have three years or less of interest only payments.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             25                        LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

INVESTMENT GRADE LOANS



================================================================================================================================
                                              INVESTMENT GRADE LOAN CHARACTERISTICS
--------------------------------------------------------------------------------------------------------------------------------
                                                                             PERCENT OF                CUT-OFF
                                                           CUT-OFF DATE       INITIAL         U/W       DATE
NAME                                     PROPERTY TYPE        BALANCE      MORTGAGE POOL    DSCR(1)    LTV(2)    S&P/ MOODY'S(3)
--------------------------------------------------------------------------------------------------------------------------------

200 Park Avenue (Pooled Component)          Office        $  278,500,000       14.1%       1.65x(4)   45.9%(4)       A-/Baa2
--------------------------------------------------------------------------------------------------------------------------------
Wachovia Portfolio                          Office           218,704,629       11.1        1.31       42.2           AA-/Aa3
--------------------------------------------------------------------------------------------------------------------------------
900 North Michigan Avenue (A Note)      Anchored Retail      207,810,357       10.5        1.57(5)    60.9(5)       BBB+/Baa2
--------------------------------------------------------------------------------------------------------------------------------
Courtyard by Marriott Portfolio
   (Pooled Component)                        Hotel           121,500,000        6.1        1.64(6)    55.7(6)        A-/Baa1
--------------------------------------------------------------------------------------------------------------------------------
101 Avenue of the Americas (A-1 Note)       Office            89,911,806        4.5        1.70(7)    59.9(7)       BBB-/Baa3
--------------------------------------------------------------------------------------------------------------------------------
Lakeside Commons                            Office            46,500,000        2.4        2.08       57.8          BBB+/Baa2
--------------------------------------------------------------------------------------------------------------------------------
Macquarie DDR Portfolio III             Anchored Retail       39,300,000        2.0        2.24       60.3          BBB-/Baa3
--------------------------------------------------------------------------------------------------------------------------------
Decorative Center of Houston                Office            34,000,000        1.7        1.52       67.1          BBB-/Baa3
--------------------------------------------------------------------------------------------------------------------------------
The Inn at Fox Hollow                        Hotel            18,124,636        0.9        2.13       56.6          BBB-/Baa3
--------------------------------------------------------------------------------------------------------------------------------
1919 Park Avenue                            Office            15,000,000        0.8        4.82       32.3           AAA/Aaa
================================================================================================================================
TOTAL/WEIGHTED AVERAGE:                        --         $1,069,351,428       54.1%       1.66X      52.1%             --
================================================================================================================================


----------
1.   Calculated based on underwritten net cashflow and debt service constant or interest rate, as applicable.

2.   Calculated based on Cut-Off Date Balance and the related appraised value.

3.   S&P and Moody's have confirmed to us that the ratings in this column reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan (or, in the case of a Split
     Mortgage Loan, the related Pooled Component) in the Trust, the credit characteristics of that Mortgage Loan (or Pooled Component) are consistent with the obligations that are so rated.

4.   Based on $278,500,000 200 Park Avenue Pooled Component and $570,263,796 200
     Park Avenue Non-Trust Loans. Subject information in the foregoing table does not reflect 200 Park Avenue Non-Pooled Component.

5.   Based on $207,810,357 900 North Michigan Avenue Mortgage Loan only. Subject information in foregoing table does not reflect 900 North Michigan Avenue
     Non-Trust Loan.

6.   Based on $121,500,000 Courtyard by Marriott Portfolio Pooled Component and
     $355,800,000 Courtyard by Marriott Portfolio Pari Passu Non-Trust Loans.
     Subject information in foregoing table does not reflect Courtyard by
     Marriott Portfolio Subordinate Non-Trust Loan.

7.   Based on $90,000,000 101 Avenue of the Americas Mortgage Loan and
     $60,000,000 101 Avenue of the Americas Non-Trust Loan.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             26                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

200 PARK AVENUE

Shadow Rating:                   A-/Baa2(1)

Purpose:                         Acquisition

Cut-Off Date Balance
   (Pooled Component Only):      $278,500,000(2)

Loan Per Square Foot:            $298(3)

Weighted Average Interest
   Rate:                         5.505347% per annum(4)

Maturity Date:                   5/11/2015

Term to Maturity:                10 years

Amortization:                    Interest Only

Sponsor:                         Tishman Speyer Real Estate Venture VI, L.P.

Property:                        Class A 58-story office building with 2,850,323
                                 square feet of net rentable area and six-level
                                 valet-service parking garage with approximately
                                 249 parking spaces.

Property Manager:                Tishman Speyer Properties, L.P.

Location:                        New York, NY

Year Built:                      1963; renovated 1991-1994, 1999-2004

Occupancy:                       100.0% (as of 1/1/2005)

----------
1.   Rating is of 200 Park Avenue Pooled Component only. S&P and Moody's have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the 200 Park Avenue
     Pooled Component in the Trust, its credit characteristics are consistent with the obligations that are so rated.

2.   Based on 200 Park Avenue Pooled Component. Does not reflect 200 Park Avenue
     Non-Trust Loans or 200 Park Avenue Non-Pooled Component.

3.   Takes into account the 200 Park Avenue Pooled Component and the 200 Park
     Avenue Non-Trust Loans (excludes the 200 Park Avenue Non-Pooled Component).

4.   The Weighted Average Interest Rate is the weighted average rate of the entire 200 Park Avenue Loan Combination. The rate on the 200 Park Avenue
     Pooled Component may be different, and possibly lower, than that weighted average rate.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             27                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

200 PARK AVENUE (CONT.)

Major Tenants:



                               Approx.     Approx. % of    Rent                         Ratings
        Tenant(1)            Square Feet     Base Rent    PSF(2)   Lease End Date   S&P/Moody's(3)
--------------------------   -----------   ------------   ------   --------------   --------------

Barclays Bank PLC              333,822        12.0%       $51.50     7/31/2017         AA/Aa1
Winston & Strawn LLP           335,094        11.8%       $50.25    11/23/2011(4)        NR
The Dreyfus Corporation        351,585        10.2%       $41.55     3/31/2019         A+/A1
Gibson Dunn & Crutcher LLP     177,074         9.5%       $76.23     5/31/2006(5)        NR
Greenberg Traurig LLP          241,610         8.4%       $49.36    11/30/2013(6)        NR


Rollover Schedule:



                  APPROXIMATE     AS % OF        CUMULATIVE         APPROXIMATE        AS % OF          CUMULATIVE
                   EXPIRING        TOTAL           % OF              EXPIRING         TOTAL BASE           % OF
     YEAR         SQUARE FEET   SQUARE FEET   TOTAL SQUARE FEET   BASE REVENUES(7)   REVENUES(7)   TOTAL BASE REVENUES (7)
---------------   -----------   -----------   -----------------   ----------------   -----------   -----------------------

2005(8)              55,034         1.9%             1.9%           $  2,279,342          1.6%                1.6%
2006                147,834         5.2              7.1%             12,364,260          8.7                10.3%
2007                169,573         5.9             13.1%              9,929,967          7.0                17.2%
2008                153,018         5.4             18.4%              7,214,688          5.1                22.3%
2009                185,424         6.5             24.9%              7,532,977          5.3                27.5%
2010                 54,395         1.9             26.8%              2,441,280          1.7                29.2%
2011                484,716        17.0             43.9%             24,578,877         17.2                46.5%
2012                 66,438         2.3             46.2%              4,170,706          2.9                49.4%
2013                148,610         5.2             51.4%              6,839,727          4.8                54.2%
2014                 41,745         1.5             52.9%              2,299,625          1.6                55.8%
2015 and beyond   1,343,536        47.1            100.0%             63,165,842         44.2               100.0%
Vacant                    0         0.0            100.0%                     --           --                  --
                  ---------       -----            -----            ------------        -----               -----
TOTAL             2,850,323       100.0%                            $142,817,291        100.0%


----------
1.   Ranked by approximate percentage of total underwritten base rent based on underwritten in-place base rent.

2.   Reflects in-place base rent.

3.   Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease. NR means not rated.

4.   Winstron & Strawn LLP's lease expiration consists of 112,951 square feet and 93,599 square feet expiring November 23 and 30, respectively, in year
     2011, 125,105 square feet expiring 4/30/2007 and 3,439 square feet expiring
     3/23/2005.

5.   Gibson Dunn & Crutcher LLP's lease expiration consists of 131,880 square feet expiring 5/31/2006 and 45,194 square feet expiring 10/31/2011.

6.   Greenberg Traurig LLP's lease expiration consists of 148,610 square feet expiring 11/30/2013 and 93,000 square feet expiring 11/30/2021.

7.   Based on underwritten base rental revenues based on underwritten in-place base rent.

8.   Includes any month to month leases.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             28                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

200 PARK AVENUE (CONT.)

Appraised Value:                 $1,850,000,000 (as of 5/1/2005)

Cut-Off Date LTV:                45.9%(1)

U/W NCF:                         $78,056,834(2)

U/W NCF DSCR:                    1.65x(1)(3)

Ownership Interest:              Fee

Reserves:                        On-going tax and replacement reserves.
                                 Insurance reserves required only if not covered
                                 under sponsor's blanket insurance policy.
                                 Upfront reserves aggregating $25,817,640 for
                                 unfunded tenant allowances, leasing costs,
                                 required repairs and capital expenditures.

Lockbox:                         Hard

Prepayment/Defeasance:           Defeasance beginning two years after the 200
                                 Park Avenue Mortgage Loan and the 200 Park
                                 Avenue Non-Trust Loans have been securitized.
                                 Prepayment without penalty permitted three
                                 months prior to Maturity Date.

Mezzanine Debt:                  $275,000,000 co-terminus senior mezzanine loan
                                 (due 5/11/2015) and $170,000,000 junior
                                 mezzanine loan (with additional reserve
                                 facilities for future funding up to an
                                 aggregate of $50,000,000) due 5/11/2010, both
                                 subject to intercreditor agreements.

--------
1.   Based on a loan amount of $848,763,796 that includes the 200 Park Avenue
     Pooled Component and the 200 Park Avenue Non-Trust Loans. The Cut-Off Date
     LTV for the entire 200 Park Avenue Loan Combination is 48.6%.

2.   Reflects in-place underwritten net cashflow. Projected underwritten net cashflow based on assumed mark-to-market rent adjustment applied to tenant leases and certain other lease-up assumptions is $129,864,120.

3.   Calculated based on in-place U/W NCF and interest-only payments for the 200
     Park Avenue Pooled Component and the 200 Park Avenue Non-Trust Loans and
     based on interest rate of 5.505347% calculated on actual/360 day basis.
     Based on in-place U/W NCF and interest-only payments for the entire 200
     Park Avenue Loan Combination, U/W NCF DSCR is 1.55x. U/W NCF DSCR based on projected underwritten net cashflow and interest-only payments for the 200
     Park Avenue Pooled Component and the 200 Park Avenue Non-Trust Loans is
     2.74x, and, taking into account interest-only payments for the 200 Park
     Avenue Non-Pooled Component, U/W NCF DSCR for the entire 200 Park Avenue
     Loan Combination is 2.59x.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             29                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

WACHOVIA PORTFOLIO

Shadow Rating:                   AA-/Aa3(1)

Purpose:                         Acquisition

Cut-Off Date Balance:            $218,704,628

Loan Per Square Foot:            $33

Interest Rate:                   6.4030% per annum

Maturity Date:                   10/11/2011

Term to Maturity:                6.4 years

Amortization:                    27.5 years

Sponsor:                         American Financial Realty Trust

Property:                        Portfolio of 131 properties consisting of
                                 office buildings, bank branches, data centers
                                 and related parking garages with an aggregate
                                 6,590,826(2) square feet of net rentable area.

Property Manager:                First States Management Corp., LLC (an
                                 affiliate of the Borrower)

Location:                        Florida (32 properties), New York (2
                                 properties), New Jersey (17 properties), North
                                 Carolina (17 properties), South Carolina (11
                                 properties), Georgia (4 properties), Virginia
                                 (20 properties), Connecticut (6 properties),
                                 Pennsylvania (21 properties) and Maryland (1
                                 property).

Year Built:                      1818-2000

Occupancy:                       88.0%(3) (as of 2/28/2005)

----------
1.   S&P and Moody's have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

2.   Includes the four "non-eligible properties", which consist of 577,830 square feet.

3.   Weighted average based on allocated loan amounts.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             30                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

WACHOVIA PORTFOLIO (CONT.)

Major Tenant:



                  Approx.     Approx. % of                                      Ratings
Tenant          Square Feet     Base Rent    Rent PSF(1)   Lease End Date   S&P/Moody's(2)
-------------   -----------   ------------   -----------   --------------   --------------

Wachovia Bank    5,382,431        86.1%         $5.06       9/30/2024(3)        AA-/Aa2


Rollover Schedule:



                  APPROXIMATE                                                                                     CUMULATIVE %
                   EXPIRING      AS % OF TOTAL    CUMULATIVE % OF    APPROXIMATE EXPIRING     AS % OF TOTAL         OF TOTAL
     YEAR         SQUARE FEET     SQUARE FEET    TOTAL SQUARE FEET     BASE REVENUES(4)     BASE REVENUES (4)   BASE REVENUES(4)
---------------   -----------    -------------   -----------------   --------------------   -----------------   ----------------

2005                 177,176           2.7%             2.7%                2,250,785               7.1%               7.1%
2006                 976,797          14.8             17.5%                1,553,262               4.9               12.0%
2007                  49,220           0.7             18.3%                  386,563               1.2               13.3%
2008                  22,814           0.3             18.6%                  250,920               0.8               14.0%
2009                  35,467           0.5             19.1%                  390,388               1.2               15.3%
2010                   7,756           0.1             19.3%                  120,660               0.4               15.7%
2011                   2,294           0.0             19.3%                        0               0.0               15.7%
2012                       0           0.0             19.3%                        0               0.0               15.7%
2013                   3,468           0.1             19.3%                   40,908               0.1               15.8%
2014                   5,590           0.1             19.4%                   54,996               0.2               16.0%
2015 and beyond    4,464,117          67.7             87.2%               26,566,527              84.0              100.0%
Vacant               846,127          12.8            100.0%                        0               0.0              100.0%
                   ---------         -----            -----               -----------             -----              -----
TOTAL              6,590,826         100.0%                               $31,615,009             100.0%


----------
1.   Reflects in-place base rent. Wachovia Bank pays no rent on 807,836 square feet of their space for the first 2 years of their lease term, they pay
     $5.95 per square foot on the remaining space.

2.   Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease.

3.   Lease expiration consists of 912,975 square feet expiring 9/30/2006, 5,339 square feet expiring 9/30/2007 and the remainder expiring 9/30/2024.

4.   Based on in-place underwritten base rental revenues.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              31                       LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

WACHOVIA PORTFOLIO (CONT.)

Appraised Value:               $517,805,000(1) (as of 6/9/2004 through 7/1/2004)

Cut-Off Date LTV:              42.2%(2)

U/W NCF:                       $22,231,421(3)

U/W NCF DSCR:                  1.31x(4)

Ownership Interest:            Fee(5)

Reserves:                      Upfront required repair reserve. On-going for
                               taxes, insurance, and ground rent replacement
                               reserve. Low DSCR reserve if debt Branch
                               Agreement Reserve for any service coverage drops
                               below 1.10x. lease assumption payment in
                               connection with any closing of a Wachovia Bank
                               branch. Special release reserve for any payment
                               actually made by the borrower in connection with
                               the release of a Special Release Property. For
                               any of the foregoing reserves (other than
                               up-front), the borrower may provide, in lieu of
                               cash, a letter of credit in form and substance
                               acceptable to mortgagee. In lieu of cash payments
                               required in connection with the release of a
                               Special Release Property, borrower may also
                               deliver a guaranty. Springing rollover reserve in
                               connection with any termination or surrender of
                               space either greater than 2,500 square feet or
                               any payment in connection with termination or
                               surrender greater than $50,000.

Lockbox:                       Hard

Prepayment/Defeasance:         Defeasance permitted beginning two years after
                               securitization. Prepayment permitted 3 months
                               prior to scheduled maturity date.

Mezzanine Debt:                Permitted

Release of Properties:         Permitted

Substitution of Properties:    Permitted

----------
1.   Aggregate of appraised value for 127 properties. Excludes four non-eligible properties.

2.   The cut-off date LTV is based on the aggregate appraised value of the portfolio excluding non-eligible properties.

3.   Reflects in-place U/W NCF (excluding non-eligible properties). Projected underwritten net cashflow based on certain lease-up assumptions applied to vacant square feet is $36,449,933.

4.   Calculated based on in-place U/W NCF (excluding non-eligible properties)
     and an annual debt constant of 7.740% calculated on actual/360 day basis.
     Underwritten DSCR based on projected underwritten net cashflow is 2.15x.

5.   Four of the properties are subject to ground lease.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              32                       LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

900 NORTH MICHIGAN AVENUE

Shadow Rating:                        BBB+/Baa2(1)

Purpose:                              Refinance

Cut-Off Date Balance (A Note Only):   $207,810,357(2)

Loan Per Square Foot (A Note Only):   $252(2)

Weighted Average Interest Rate:       5.644% per annum(3)

Maturity Date:                        1/11/2015

Term to Maturity:                     9 years, 8 months

Amortization:                         30 years

Sponsor:                              JMB Realty Corporation

Property:                             Class A Retail/Office components
                                      aggregating 825,356 square feet comprised
                                      of 475,438 square foot anchored retail
                                      component, 349,918 square foot office
                                      component, and parking garage with
                                      approximately 1,660 parking spaces,
                                      located within a 66-story Class A, 2.7
                                      million square foot mixed-use property.

Property Manager:                     Urban Retail Properties Co. of Illinois

Location:                             Chicago, Illinois

Year Built:                           1989

Weighted Average Occupancy:           95.7%(4) (as of 4/01/2005)

Anchor and Other Retail Tenants:      Bloomingdale's (250,363 square feet, lease
                                      expiration 9/30/2008, credit ratings of
                                      BBB+/Baa1(5)); Equinox (30,021 square
                                      feet, lease expiration 6/30/2018); Mark
                                      Shale (20,538 square feet, lease
                                      expiration 1/31/2015); Mario Tricoci
                                      (12,636 square feet, lease expiration
                                      2/28/2011); Williams Sonoma (9,839 square
                                      feet, lease expiration 3/31/2012); J. Crew
                                      (9,579 square feet, lease expiration
                                      1/31/2014).

Anchor Sales:                         Bloomingdales ($67.2 million)(6)

In-Line Sales/SF:                     $668(7)

In-Line Cost of Occupancy:            13.6%(7)

----------
1.   S&P and Moody's have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

2.   Does not reflect 900 North Michigan Avenue Non-Trust Loan.

3.   The weighted average interest rate is for the entire 900 North Michigan
     Avenue Loan Combination. The rate on the 900 North Michigan Avenue Mortgage
     Loan may be different, and possibly lower, than that weighted average rate.

4.   Weighted average occupancy based on overall retail occupancy of 96.0% as of
     March 31, 2005 and office occupancy of 95.2%,as of April 26, 2005, as weighted by square footage.

5.   Credit rating for anchor are by S&P and Moody's, respectively, and may reflect the rating of the parent if individual department store company is not rated.

6.   Anchor sales, as reported by the Borrower, for the twelve months ending
     January 31, 2005.

7.   Comparable in-line sales per square foot and occupancy costs for in-line mall shops for the twelve months ending December 31, 2004.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              33                       LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

900 NORTH MICHIGAN AVENUE (CONT.)

Major Office Tenants:



                                       Approx.         Approx.%                      Lease           Ratings
Tenant                               Square Feet   of Base Rent(1)   Rent PSF(2)    End Date     S&P/Moody's(3)
------                               -----------   ---------------   -----------   ---------     --------------

JMB Realty Corporation                80,584(4)         25.7%           $20.45     1/31/2020(5)        NR
Grosvenor Capital Management, L.P.    72,883            15.9%           $14.00     9/30/2018(6)        NR
Walton Street                         24,155             9.5%           $25.13     8/31/2012           NR
JMB Insurance                         24,246             8.1%           $21.36     4/30/2014           NR
Standard Parking Corporation          29,155             6.9%           $15.22     9/30/2013           NR


Office Rollover Schedule:



                                                         CUMULATIVE %     APPROXIMATE
                 APPROXIMATE EXPIRING   AS % OF TOTAL     OF TOTAL         EXPIRING      AS % OF TOTAL BASE  CUMULATIVE % OF TOTAL
      YEAR          SQUARE FEET(7)     SQUARE FEET(7)  SQUARE FEET(7)  BASE REVENUES(8)      REVENUES(8)        BASE REVENUES(8)
---------------  --------------------  --------------  --------------  ----------------  ------------------  ---------------------

2005                          0              0.0%            0.0%         $        0             0.0%                  0.0%
2006                      8,833              2.5             2.5%            164,753             2.6                   2.6%
2007                          0              0.0             2.5%                  0             0.0                   2.6%
2008                     24,155              6.9             9.4%            461,119             7.2                   9.7%
2009                          0              0.0             9.4%                  0             0.0                   9.7%
2010                      6,496              1.9            11.3%            161,880             2.5                  12.3%
2011                          0              0.0            11.3%                  0             0.0                  12.3%
2012                     24,155              6.9            18.2%            607,015             9.5                  21.7%
2013                     84,945             24.3            42.5%          1,703,540            26.5                  48.2%
2014                     31,128              8.9            51.4%            656,085            10.2                  58.5%
2015 and beyond         153,467             43.9            95.2%          2,668,380            41.5                 100.0%
Vacant                   16,739              4.8           100.0%                  0              --                    --
                        -------            -----           -----          ----------           -----                 -----
TOTAL                   349,918            100.0%                         $6,422,772           100.0%


----------
1.   Largest office tenants by square footage are ranked by approximate percentage of total in-place underwritten base rent for office space component.

2.   Reflects in-place base rent.

3.   NR means not rated.

4.   JMB Realty Corporation subleases approximately 53,000 square feet of its space to Urban Retail Properties Co., the property management company.

5.   3,363 square feet of storage space expires 1/31/2015.

6.   Grosvenor Capital Management, L.P. has a one-time right to terminate its lease effective as of September 30, 2013 upon notice no later than October
     1, 2012 and payment of a termination fee.

7.   Based on total office square feet only.

8.   Based on in-place underwritten base rental revenues of office space component.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             34                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

900 NORTH MICHIGAN AVENUE (CONT.)

Appraised Value:                 $341,000,000 (as of 1/5/2005)

Cut-Off Date LTV (A Note):       60.9%(1)

U/W NCF:                         $22,655,795(2)

U/W NCF DSCR:                    1.57x(3)

Ownership Interest:              Fee

Reserves:                        On-going tax and TI/LC reserves. Insurance
                                 reserves not required so long as property
                                 covered under Sponsor's blanket insurance
                                 policy. Upfront $4,013,098 unfunded tenant
                                 allowances reserve. Reserve of $210,000 per
                                 month for six months commencing April 11, 2008
                                 if Bloomingdale's does not renew lease on or
                                 prior to March 30, 2008. Required annual
                                 replacement reserve commencing April 11, 2006
                                 and each year thereafter in amount equal to the
                                 excess of $150,000 over amount spent for
                                 replacements and repairs during prior 12
                                 months.

Lockbox:                         Hard

Prepayment/Defeasance:           Defeasance permitted two years after
                                 securitization. Prepayment without penalty
                                 permitted six months prior to maturity date

Partial Release:                 Yes(4)

B Note:                          $36,967,072(5) 900 North Michigan Avenue
                                 Non-Trust Loan will be held by an institutional
                                 investor. The 900 North Michigan Avenue
                                 Non-Trust Loan will not be included in the
                                 LB-UBS 2005-C3 Trust.

----------
1.   Based solely on Cut-off Date Balance of 900 North Michigan Avenue Mortgage
     Loan, without regard to the 900 North Michigan Avenue Non-Trust Loan.

2.   Reflects in-place underwritten net cashflow. Projected underwritten net cashflow based on assumed lease-up of in-line retail space to market occupancy of 95.0% and certain other lease-up assumptions is $23,324,253.

3.   Calculated based on in-place U/W NCF and annual debt constant of 6.922%, and without regard to the 900 North Michigan Avenue Non-Trust Loan. Based
     on in-place U/W NCF, U/W NCF DSCR for the entire 900 North Michigan Avenue
     Loan Combination is 1.34x. U/W DSCR based on projected underwritten net cashflow is 1.62x,without regard to the 900 North Michigan Avenue Non-Trust
     Loan and is 1.38x for the entire 900 North Michigan Avenue Loan
     Combination..

4.   Release of the 20th floor is permitted subject to satisfaction of certain conditions including payment of a $4 million release price.

5.   Cur-off date balance.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             35                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

COURTYARD BY MARRIOTT PORTFOLIO

Shadow Rating:                   A-/Baa1(1)

Purpose:                         Acquisition

Cut-Off Date Balance
   (Pooled Component Only):      $121,500,000(2)

Loan Per Room:                   $50,545(3)

Weighted Average Interest
   Rate:                         5.7225% per annum(4)

Maturity Date:                   4/11/2015

Term to Maturity:                10 years

Amortization:                    24.5 years(5)

Sponsors:                        Marriott International, Inc.; Host Marriott,
                                 L.P.; Sarofim Realty Advisors, Limited
                                 Partnership

Property:                        64 hotels(6) containing an aggregate of 9,443
                                 rooms located in 29 states.

Property Manager:                Courtyard Management Corporation (a subsidiary
                                 of Marriott International, Inc.)

Location:                        California (8), Illinois (7), Florida (5),
                                 Alabama (3), New York (2), Maryland (2),
                                 Connecticut (2), Georgia (3), Missouri (2),
                                 Arizona (3), Michigan (2), Colorado (2),
                                 Virginia (2), Texas (3), New Jersey (1),
                                 Tennessee (2), Ohio (2), North Carolina (2),
                                 Pennsylvania (1), Kansas (1), Arkansas (1),
                                 Washington (1), Indiana (1), Kentucky (1),
                                 Oklahoma (1), Minnesota (1), Oregon (1),
                                 Massachusetts (1), South Carolina (1).

Year Built:                      1985-1990; renovated 2003-2005

----------
1.   Rating is of Courtyard by Marriott Portfolio Pooled Component only. S&P and
     Moody's have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the
     Courtyard by Marriott Portfolio Component in the Trust, its credit characteristics are consistent with the obligations that are so rated.

2.   Does not reflect Courtyard by Marriott Portfolio Non-Pooled Component.

3.   Takes into account the Courtyard by Marriott Portfolio Pooled Component and
     the Courtyard by Marriott Portfolio Pari Passu Non-Trust Loans (excludes the Courtyard by Marriott Subordinate Non-Trust Loan).

4.   Weighted Average Interest Rate is the weighted average rate for the entire
     Courtyard by Marriott Portfolio Loan Combination. The rate of the Courtyard by Marriott Pooled Component (and the Non- Pooled Component) may be
     different, and possibly lower, than that weighted average rate.

5.   Payments of interest only are required through and including the payment date in April 2008. The weighted average amortization term is based on the principal balances of the allocated loan amounts of the Courtyard by
     Marriott Portfolio mortgaged real properties. The allocated loan amounts of the Courtyard by Marriott Portfolio mortgaged real properties amortize on a
     25 year schedule except for the allocated loan amounts for the Courtyard by
     Marriott-Fresno mortgaged real property, which amortizes on a 10.5 year schedule, and the Courtyard by Marriott-Poughkeepsie mortgaged real property, which amortizes on a 13.0 year schedule.

6.   An additional six properties secure the loan. There are no allocated loan amounts for these properties; and the U/W NCF does not include the net cashflow from these properties.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             36                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

COURTYARD BY MARRIOTT PORTFOLIO (CONT.)

Weighted Average Occupancy:   70.2%(1)

Weighted Average ADR:         $98.08(2)

Weighted Average RevPAR:      $68.99(3)

Appraised Value:              $856,500,000(4) (as of December 2004 - January
                              2005)

Cut-off Date LTV:             55.7%(5)

U/W NCF:                      $60,247,820(6)

U/W NCF DSCR:                 1.64x(5)(7)

Ownership Interest:           Fee & Leasehold

Release of Properties:        Permitted(8)

Substitution of Properties:   Permitted only in the event of Casualty or
                              Condemnation at a property.

Reserves:                     On-going for taxes and FF&E. Provided Marriott
                              International, Inc., or a subsidiary is the
                              manager of the Properties, the Properties are
                              covered under Marriott International's insurance
                              programs, and such programs qualify, insurance
                              escrows are not required; and, if ground rent
                              expenses paid by Marriott on behalf of the
                              Borrower, ground rent escrows not required.
                              Upfront FF&E Reserve of $10,282,033, and required
                              repairs reserve of $764,161.

Lockbox:                      Hard/Hotel

----------
1.   Occupancy is the weighted average occupancy of the Courtyard by Marriott
     Portfolio mortgaged real properties (six "additional collateral"
     properties) for the trailing 12 months through May 20, 2005, weighted by allocated loan amount per property for the 64 Courtyard by Marriott
     Portfolio Mortgaged Properties.

2.   ADR is the weighted average daily rate based on average daily rate for each of the Courtyard by Marriott Portfolio mortgaged real properties (six
     "additional collateral" properties) for the 12 months ending May 20, 2005, weighted by allocated loan amount per property for the 64 properties.

3.   RevPAR is the weighted average revenue per available room based on revenue per available room for each of the Courtyard by Marriott Portfolio mortgaged real properties (six "additional collateral" properties) for the
     12 months ending May 20, 2005, weighted by allocated loan amount per property for the 64 properties.

4.   Aggregate of the appraised values of the 64 properties securing the loan
     (does not include six "additional collateral" properties).

5.   Based on a loan amount of $477,300,000 that includes the Courtyard by
     Marriott Portfolio Pooled Component and the Courtyard by Marriott Portfolio
     Pari Passu Non-Trust Loans. The entire Courtyard by Marriott Portfolio Loan
     Combination Cut-off Date LTV is 64.2%.

6.   Reflects in-place U/W NCF. Projected underwritten net cashflow based on assumption of increase in occupancy, ADR and RevPAR is $78,694,913.

7.   Calculated based on in-place U/W NCF and annual debt constant of 7.599% for the Courtyard by Marriott Portfolio Pooled Component and the Courtyard by
     Marriott Portfolio Pari Passu Non-Trust Loans commencing in year four, and without regard to the Courtyard by Marriott Portfolio Non-Pooled Component
     and the Courtyard by Marriott Portfolio Subordinate Non-Trust Loan. U/W
     DSCR based on projected underwritten net cashflow for the Courtyard by
     Marriott Portfolio Pooled Component and the Courtyard by Marriott Portfolio
     Pari Passu Non-Trust Loans is 2.14x and, taking into account the Courtyard by Marriott Portfolio Non-Pooled Component and the Courtyard by Marriott
     Portfolio Subordinate Non-Trust Loans also, U/W NCF DSCR for the entire
     Courtyard by Marriott Portfolio Loan Combination is 1.86x.

8.   In addition to release of properties by defeasance, the six "additional collateral" properties. below may be released at any time after loan closing.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              37                       LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

COURTYARD BY MARRIOTT PORTFOLIO (CONT.)

Prepayment/Defeasance:   Defeasance permitted two years after latest
                         securitization of any mortgage loan in the Courtyard by
                         Marriott Portfolio Loan Combination. Prepayment without
                         penalty permitted three months prior to Maturity Date.

B Note:                  $30,000,000 Courtyard by Marriott Portfolio Subordinate
                         Non-Trust Loan.

Mezzanine Debt:          CBM Mezzanine Borrower Limited Partnership, a Delaware
                         limited partnership, an owner of indirect interests in
                         the Courtyard by Marriott Portfolio Borrower, is the
                         borrower under a mezzanine loan from Marriott
                         International, Inc., in the principal amount of
                         $128,942,755, secured by one or more pledges of direct
                         or indirect interests in the Courtyard by Marriott
                         Portfolio Borrower. Further, the Courtyard by Marriott
                         Portfolio Sponsor has a one-time right to obtain a loan
                         secured by a pledge of the direct or indirect ownership
                         interests in CBM Mezzanine Borrower Limited
                         Partnership, owned by the Courtyard by Marriott
                         Portfolio Sponsor, provided that certain conditions are
                         met.

Additional Collateral:   Six hotels located in five states.(1)

----------
1.   No allocated loan amount attributed to these properties which may be released without penalty or payment.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              38                       LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

COURTYARD BY MARRIOTT PORTFOLIO (CONT.)

COURTYARD BY MARRIOTT PORTFOLIO INFORMATION:



LOCATION          # PROPERTIES  # ROOMS  AGE (YEARS)(1)  OCCUPANCY(2)   ADR(2)  REVPAR(2)  APPRAISED VALUES  ALLOCATED LOAN AMOUNTS
---------------   ------------  -------  --------------  ------------  -------  ---------  ----------------  ----------------------

CA                      8        1,182         17            70.7%     $103.20    $72.62     $116,300,000         $ 16,497,899
IL                      7        1,015         19            68.3      $ 90.71    $61.95       99,800,000           14,157,268
FL                      5          741         17            70.4      $112.71    $79.21       75,500,000           10,710,158
AL                      3          442         19            67.6      $ 94.31    $63.84       42,600,000            6,043,082
NY                      2          294         18            73.9      $120.61    $89.24       42,000,000            5,957,969
MD                      2          295         16            75.8      $108.07    $82.03       35,500,000            5,035,902
CT                      2          294         16            76.5      $108.15    $83.12       34,900,000            4,950,788
GA                      3          435         19            65.8      $ 91.51    $60.23       33,000,000            4,681,261
MO                      2          303         17            69.4      $ 94.87    $65.85       32,900,000            4,667,075
AZ                      3          444         17            69.2      $ 87.45    $59.89       31,700,000            4,496,848
MI                      2          295         17            68.3      $101.51    $69.25       30,700,000            4,354,991
CO                      2          304         17            64.3      $ 91.78    $58.96       30,100,000            4,269,878
VA                      2          299         17            77.4      $ 88.01    $68.44       26,200,000            3,716,638
TX                      3          447         16            66.8      $ 87.02    $58.37       23,500,000            3,333,625
NJ                      1          146         17            80.3      $116.85    $93.87       21,300,000            3,021,541
TN                      2          290         17            71.5      $ 84.38    $59.86       20,900,000            2,964,799
OH                      2          295         17            66.5      $ 84.68    $56.25       19,100,000            2,709,457
NC                      2          298         17            67.8      $ 81.98    $55.62       16,900,000            2,397,373
PA                      1          149         17            72.5      $113.55    $82.36       16,300,000            2,312,259
KS                      1          149         17            66.4      $ 97.11    $64.51       14,600,000            2,071,103
AR                      1          149         17            72.2      $ 85.35    $61.67       13,000,000            1,844,133
WA                      1          149         16            71.2      $ 99.28    $70.67       13,000,000            1,844,133
IN                      1          146         18            71.6      $ 87.01    $62.31       12,700,000            1,801,576
KY                      1          146         17            66.2      $ 90.49    $59.90       12,700,000            1,801,576
OK                      1          149         17            71.1      $ 79.61    $56.62       12,700,000            1,801,576
MN                      1          146         17            69.1      $ 92.30    $63.77       10,300,000            1,461,121
OR                      1          149         16            60.6      $ 76.82    $46.56        7,300,000            1,035,552
MA                      1          146         17            54.2      $ 91.41    $49.50        5,700,000              808,582
SC                      1          146         17            67.9      $ 72.33    $49.15        5,300,000              751,839
                      ---        -----        ---            ----      -------    ------     ------------         ------------
TOTALS/WEIGHTED
   AVERAGES            64        9,443         17            70.2%     $ 98.08    $68.99     $856,500,000         $121,500,000


----------
1.   Weighted average age, weighted by allocated loan amount per property.

2.   Weighted average for the trailing 12 months through May 20, 2005, weighted by allocated loan amount per property.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              39                       LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

101 AVENUE OF THE AMERICAS

Shadow Rating:                   BBB-/Baa3(1)

Purpose:                         Refinance

Cut-Off Date Balance:            $89,911,806(2)

Loan Per Square Foot:            $365(3)

Interest Rate:                   5.3385% per annum

Maturity Date:                   12/11/2011

Term to Maturity:                79 months

Amortization:                    30 years

Sponsor:                         Edward J. Minskoff Equities, Inc. and the
                                 Andalex Group LLC

Property:                        23-story, Class A office building containing
                                 approximately 411,097 square feet of net
                                 rentable area.

Property Manager:                Self-Managed

Location:                        New York, NY

Year Built:                      1990

Occupancy:                       100% (as of 1/1/2005)

Major Tenants:



                                                                       Approx. % of                                   Ratings
                                 Tenant                   Square Feet  Base Rent(4)  Rent PSF(5)  Lease End Date  S&P/Moody's(6)
                                 ------                   -----------  ------------  -----------  --------------  --------------

                                 Local 32B-32J Service      411,097        100%         $36.62     12/31/2011(7)        NR
                                 Employees International
                                 Union


----------
1.   S&P and Moody's have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

2.   Solely reflects the 101 Avenue of the Americas Mortgage Loan in the Trust.

3.   Reflects the 101 Avenue of the Americas Mortgage Loan in the Trust and the
     101 Avenue of the Americas Non-Trust Loan.

4.   The percentage of total base revenues is based on underwritten base rental revenues.

5.   Reflects in-place base rent.

6.   NR means not rated.

7.   The lease provides for eight renewal options of five years for first renewal period, ten years for second renewal period, ten years for fourth through seventh renewal periods and approximately ten years for the eighth renewal period.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             40                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

101 AVENUE OF THE AMERICAS (CONT.)

Appraised Value:                 $250,000,000 (as of 3/31/2005)

Cut-Off Date LTV:                59.9%(1)

U/W NCF:                         $17,076,249(2)

U/W NCF DSCR:                    1.70x(3)

Ownership Interest:              Leasehold

Reserves:                        On-going for taxes, insurance and ground rent.
                                 Insurance reserve is waived if the tenant
                                 maintains required insurance policies.
                                 Springing TI/LC reserve of $653,869 per month
                                 commencing October 11, 2009 if tenant has not
                                 extended its lease. Springing replacement
                                 reserve of $8,565 per month if tenant lease is
                                 no longer in effect.

Lockbox:                         Hard

Prepayment/Defeasance:           Defeasance beginning two years after
                                 securitization of both A Note components.
                                 Prepayment without penalty permitted three
                                 months prior to maturity date.

Ground Lease:                    The property is held by the borrower under a
                                 99-year ground lease. The ground lease expires
                                 on December 18, 2088

----------
1.   Based on a loan amount of $149,853,009 that includes the 101 Avenue of the
     Americas Mortgage Loan and the 101 Avenue of the Americas Non-Trust Loan.

2.   Reflects underwritten net cashflow.

3.   Calculated based on U/W NCF and annual debt constant of 6.692% for the 101
     Avenue of the Americas Mortgage Loan and the 101 Avenue of the Americas
     Non-Trust Loan.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             41                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

LAKESIDE COMMONS

Shadow Rating:                   BBB+/Baa2(1)

Purpose:                         Acquisition

Cut-Off Date Balance:            $46,500,000

Loan Per Square Foot:            $91

Interest Rate:                   5.630% per annum

Maturity Date:                   5/11/2012

Term to Maturity:                7 years

Amortization:                    Interest Only

Sponsor:                         A California City and County Governmental
                                 Pension Fund

Property:                        Class A office complex comprised of two
                                 buildings with an aggregate of 513,677 square
                                 feet of net rentable area and 1,681 parking
                                 spaces

Property Manager:                Boss Management, LLC

Location:                        Atlanta, GA

Year Built:                      1986 (One Lakeside Commons); 1997 (Two Lakeside
                                 Commons)

Occupancy:                       86.9% (as of 1/1/2005)

----------
1.   S&P and Moody's have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             42                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

LAKESIDE COMMONS (CONT.)

Major Tenants:



                                           Approx.     Approx. % of                                      Ratings
Tenant(1)                                Square Feet   Base Rent(2)   Rent PSF(3)   Lease End Date   S&P/Moody's(4)
---------                                -----------   ------------   -----------   --------------   --------------

Porsche Cars of North America, Inc.         55,172         13.0%         $24.65       2/1/2010             NR
Argosy Education Group, Inc.                33,615          7.1%         $22.00      1/31/2015             NR
BancMortgage                                30,850          6.9%         $23.50      10/1/2006(5)        A+/Aa3
AFC Enterprises, Inc.                       23,464          6.1%         $27.03       3/1/2006            B+/B1
UNUM Life Insurance Company of America      23,455          4.9%         $22.00      11/1/2008          BBB+/Baa1


Rollover Schedule:



                  APPROXIMATE                                          APPROXIMATE
                    EXPIRING    AS % OF TOTAL    CUMULATIVE % OF        EXPIRING       AS % OF TOTAL BASE   CUMULATIVE % OF TOTAL
      YEAR        SQUARE FEET    SQUARE FEET    TOTAL SQUARE FEET   BASE REVENUES(6)        REVENUES(6)        BASE REVENUES(6)
---------------   -----------   -------------   -----------------   ----------------   ------------------   ---------------------

2005                 14,450           2.8%              2.8%           $   376,309             3.6                    3.6%
2006                 81,871          15.9              18.8%             1,947,169            18.6                   22.2%
2007                 34,898           6.8              25.5%               855,780             8.2                   30.4%
2008                 77,540          15.1              40.6%             1,723,146            16.5                   46.9%
2009                 32,369           6.3              46.9%               698,768             6.7                   53.6%
2010                 93,120          18.1              65.1%             2,609,383            25.0                   78.6%
2011                  6,687           1.3              66.4%               141,229             1.4                   79.9%
2012                      0           0.0              66.4%                     0             0.0                   79.9%
2013                 23,419           4.6              70.9%               526,928             5.0                   84.9%
2014                 36,818           7.2              78.1%               758,252             7.3                   92.2%
2015 and beyond      45,151           8.8              86.9%               815,430             7.8                  100.0%
Vacant               67,354          13.1             100.0%                    --              --                     --
                    -------         -----             -----            -----------           -----                  -----
TOTAL               513,677         100.0%                             $10,452,395           100.0%


----------
1.   Ranked by approximate percentage of total in-place underwritten base rent.

2.   The percentages of total base rents are based on in-place underwritten base rental revenues.

3.   Reflects in-place base rent.

4.   Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease. NR means not rated.

5.   4,756 square feet of BancMortgage space expires on 9/1/2010.

6.   Based on in-place underwritten base rental revenues.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             43                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

LAKESIDE COMMONS (CONT.)

Appraised Value:                 $80,400,000 (as of 3/1/2005)

Cut-Off Date LTV:                57.8%

U/W NCF:                         $5,512,016(1)

U/W NCF DSCR:                    2.08x(2)

Ownership Interest:              Fee

Reserves:                        Springing reserves for taxes, capital
                                 expenditures and TI/LCs upon event of default
                                 or DSCR less than 1.40x. Insurance reserves not
                                 required as long as the property is covered
                                 under sponsor's blanket insurance policy.
                                 Upfront deposits for landlord obligation
                                 reserve of $575,984 and required repair reserve
                                 of $10,800. Springing Porsche Reserve - the
                                 Lakeside Commons Borrower is required to
                                 reserve for TI and rent abatements for any
                                 amount greater than $500,000.

Lockbox:                         Hard

Prepayment/Defeasance:           Defeasance beginning two years after
                                 securitization. Prepayment without penalty
                                 permitted three months prior to maturity date.

Partial Release:                 None

----------
1.   Reflects in-place U/W NCF. Projected underwritten net cashflow based on certain lease-up assumptions applied to vacant square feet is $5,963,973.

2.   Calculated based on in-place U/W NCF and interest-only payments based on interest rate of 5.630% calculated on actual/360 day basis. U/W NCF DSCR based on projected underwritten net cashflow is 2.25x.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             44                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

MACQUARIE DDR PORTFOLIO III

Shadow Rating:                   BBB-/Baa3(1)

Purpose:                         Acquisition

Cut-Off Date Balance             $39,300,000

Loan Per Square Foot:            $122(2)

Interest Rate:                   5.098% per annum

Maturity Date:                   4/5/2010

Term to Maturity:                5 years

Amortization:                    Interest Only

Sponsors:                        Macquarie DDR Trust (DDR Macquarie Fund LLC and
                                 DDR Macquarie Longhorn III Holdings LLC)

Property:                        The portfolio is comprised of three anchored
                                 retail properties with an aggregate of
                                 1,115,908 square feet of total space, of which
                                 approximately 321,857 square feet are
                                 collateral together with 32,727 square feet of
                                 land subject to ground leases.

Location:                        Grandville, MI, Parker, CO, and McDonough, GA

Years Built:                     2000-2001

U/W Overall Occupancy (As of):   98.0%(3) (3/15/2005)

----------
1.   S&P and Moody's have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

2.   Based on 321,857 square feet of collateral space

3.   Calculated as a weighted average physical occupancy based on the allocated loan balances as of the rent roll dated 3/15/2005. Collateral physical occupancy is 94.1%. The overall occupancy based on tenant spaces leased including master leases is 100%. The collateral is 100% leased including master leased space.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             45                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

MACQUARIE DDR PORTFOLIO III (CONT.)

Major Tenants:           The property is anchored by tenants including Home
                         Depot, Wal-Mart and Lowe's(1). The portfolio has 53
                         tenants (including master leases and ground leases) and
                         no tenant represents more than 8.4% of the total base
                         rent.

                         Tenant                Square Feet   Lease End Date
                         -------------------   -----------   --------------
                         PetSmart(2)             37,846         1/31/2018
                         Circuit City(3)         32,900         1/31/2017
                         Linens 'N Things(3)     32,000         1/31/2013
                         Gander Mountain(3)      31,080         3/31/2016
                         Office Depot(4)         20,732        12/31/2016

Appraised Value:         $65,150,000(5) (04/01/2005)

Cut-Off Date LTV:        60.3%

U/W NCF:                 $4,492,431(6)

Cut-Off Date U/W DSCR:   2.24x(6)

----------
1.   The Anchors own their pads and improvements and therefore are excluded from the collateral. Home Depot is located at Parker Pavilion (110,0000 square feet). Lowe's is located at Grandville Marketplace (135,038 square feet)
     and McDonough Marketplace (115,000 square feet). Wal-Mart is located at
     Parker Pavilion (203,715 square feet) and McDonough Marketplace (192,571 square feet).

2.   The lease end date reflects the expiration date for the 18,941 square feet located at Grandville Marketplace. Petsmart is also located at Parker
     Pavilions (18,905 square feet, lease expiration date of 02/28/2037)

3.   The tenant is located at Grandville Marketplace.

4.   The tenant is located at Parker Pavilion.

5.   Represents the aggregate appraised value: $24,300,000 (Parker Pavilion) as of 4/01/2005; $33,650,000 (Grandville Marketplace) as of 4/01/2005 and
     McDonough Marketplace $7,200,000 as of 4/01/2005.

6.   U/W Net Cash Flow and U/W NCF DSCR were calculated including approximately
     $339,872 of income from four master leases to Developers Diversified Realty
     Corporation. Also included in NCF is rent from Hollywood Video which has a free rent period through 2/28/06. The Borrower is required to pay on a monthly basis the amount that would otherwise be due under the Hollywood
     Video lease during such free rent period.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              46                       LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

MACQUARIE DDR PORTFOLIO III (CONT.)

Ownership Interest:           Fee

Release of Properties:        Yes

Substitution of Properties:   No

Reserves:                     Monthly reserves for real estate taxes, insurance,
                              replacement reserves and TI/LC's will only be
                              required following an event of default.

Lockbox:                      Hard

Prepayment:                   The Loan will be locked out for one year.
                              Thereafter, the loan may be prepaid in whole or in
                              part (in connection with a one-time right to a
                              property release) with yield maintenance. In
                              addition, the loan may be defeased in whole or in
                              part two years after securitization. The Loan may
                              be prepaid without penalty for the six months
                              prior to the maturity date.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              47                       LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

DECORATIVE CENTER OF HOUSTON

Shadow Rating:          BBB-/Baa3(1)

Purpose:                Refinance

Cut-Off Date Balance:   $34,000,000

Loan Per Square Foot:   $67

Interest Rate:          6.215% per annum

Maturity Date:          3/11/2015

Term to Maturity:       10 years

Amortization:           30 years

Sponsor:                Charles Steven Cohen

Property:               Four office/showroom buildings with 508,900 square feet.

Property Manager:       Cohen Brothers Realty Corporation of Texas, Inc.

Location:               Houston, TX

Year Built:             1974, 1985

Occupancy:              68.2% (as of 3/1/2005)

----------
1.   S&P and Moody's have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              48                       LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

DECORATIVE CENTER OF HOUSTON (CONT.)

Major Tenants:



                                       Approx. %
                           Approx.      of Base     Rent                         Ratings
Tenant(1)                Square Feet      Rent     PSF(2)   Lease End Date   Moody's/S&P(3)
----------------------   -----------   ---------   ------   --------------   --------------

Robert Allen Fabrics        17,486        5.7%     $20.00      8/31/2014           NR
Baker Knapp & Tubbs         17,279        4.3%     $15.35      2/28/2011           NR
Abrahams Oriental Rugs      13,857        3.7%     $16.51      2/28/2011           NR
Kravet Fabrics              13,379        3.6%     $16.07      4/30/2010           NR
Stark Carpets               14,266        3.2%     $14.02      6/30/2010           NR


Rollover Schedule:



                                                                                                      AS % OF       CUMULATIVE %
                  APPROXIMATE EXPIRING   AS % OF TOTAL    CUMULATIVE % OF    APPROXIMATE EXPIRING    TOTAL BASE       OF TOTAL
     YEAR               SQUARE FEET       SQUARE FEET    TOTAL SQUARE FEET     BASE REVENUES(4)     REVENUES(4)   BASE REVENUES(4)
---------------   --------------------   -------------   -----------------   --------------------   -----------   ----------------

2005                     30,121                5.9%              5.9%                461,111             7.5%            7.5%
2006                     23,251                4.6              10.5%                401,518             6.5            14.0%
2007                     51,548               10.1              20.6%                987,264            16.0            30.0%
2008                     28,157                5.5              26.1%                495,902             8.0            38.1%
2009                     42,442                8.3              34.5%                830,433            13.5            51.5%
2010                     48,599                9.5              44.0%                801,912            13.0            64.6%
2011                     31,136                6.1              50.2%                493,985             8.0            72.6%
2012                     31,589                6.2              56.4%                615,122            10.0            82.6%
2013                     19,525                3.8              60.2%                390,633             6.3            88.9%
2014                     40,774                8.0              68.2%                684,049            11.1           100.0%
2015 and beyond               0                0.0              68.2%                      0             0.0           100.0%
Vacant                  161,758               31.8             100.0%                     --              --           100.0%
                        -------              -----             -----              ----------           -----           -----
TOTAL                   508,900              100.0%                               $6,161,927           100.0%


----------
1.   Ranked by approximate percentage of total in-place underwritten base rent.

2.   Reflects in-place base rent.

3.   NR means not rated.

4.   Based on in-place underwritten base rental revenues.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              49                       LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

DECORATIVE CENTER OF HOUSTON (CONT.)

Appraised Value:             $50,700,000 (as of 2/16/2005)

Cut-Off Date LTV:            67.1%

U/W NCF:                     $3,815,659(1)

Cut-Off Date U/W NCF DSCR:   1.52x(2)

Ownership Interest:          Fee

Reserves:                    On-going tax, insurance and replacement reserves
                             ($12,565 monthly). Monthly TI/LC reserves of
                             $50,000 on each payment date up to maturity.

Lockbox:                     Hard

Prepayment/Defeasance:       Defeasance beginning two years securitization.
                             Prepayment without penalty six months prior to
                             maturity.

Guaranty:                    Charles S. Cohen, the owner of the sponsor, is
                             providing a guaranty subject to a limitation of
                             $5,000,000 of the payment of any deficiency
                             judgment obtained in connection with a foreclosure
                             of the Decorative Center mortgaged real property,
                             which guaranty will terminate when the base rent is
                             equal to or exceeds $7.5 million.

Master Lease:                Charles S. Cohen has master leased a portion of
                             vacant space for no more than 12 years at market
                             rent.

----------
1.   Reflects in-place U/W NCF. Projected underwritten net cashflow based on certain lease-up assumptions applied to vacant square feet is $3,815,659.

2.   Calculated based on in-place U/W NCF and interest only payments based on interest rate of 6.215% calculated on actual/360 day basis. U/W DSCR based on projected underwritten net cashflow is 1.52x.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              50                       LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

OTHER SIGNIFICANT MORTGAGE LOANS



=================================================================================================
                         OTHER SIGNIFICANT MORTGAGE LOAN CHARACTERISTICS
-------------------------------------------------------------------------------------------------
                                                           PERCENT OF INITIAL             CUT-OFF
                                            CUT-OFF DATE      MORTGAGE POOL       U/W       DATE
NAME                       PROPERTY TYPE       BALANCE          BALANCE         DSCR(1)    LTV(2)
-------------------------------------------------------------------------------------------------

Crossroads Towne Center   Anchored Retail    $50,500,000           2.6%          1.21x     80.0%
-------------------------------------------------------------------------------------------------
Pacific Pointe                Office          40,000,000           2.0           1.25      80.0
=================================================================================================
TOTAL/WEIGHTED AVERAGE:         --           $90,500,000           4.6%          1.23X     80.0%
=================================================================================================


----------
1.   Calculated based on U/W NCF, and debt service constant or interest rate, as applicable.

2.   Calculated based on Cut-Off Date Balance and the related or estimated appraised value.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]              51                       LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

CROSSROADS TOWNE CENTER

Purpose:                         Refinance

Cut-Off Date Balance:            $50,500,000

Loan Per Square Foot:            $198(1)

Interest Rate:                   5.840% per annum

Maturity Date:                   6/11/2015

Term to Maturity:                10 years

Amortization:                    30 years(2)

Sponsor:                         Lee T. Hanley

Property:                        Regional power center with 254,589 square
                                 feet(3) of gross leasable area

Property Manager:                Vestar Properties, Inc.

Location:                        Gilbert, AZ

Year Built:                      2005

In-Line Sales/SF:                NAP(4)

In-Line Cost of Occupancy:       NAP(4)

----------
1.   Based on total gross leasable area and excludes a 186,053 square foot shadow anchor, Super Target which is not part of the collateral.

2.   Interest only for the first four years.

3.   Excludes the shadow anchor Super Target which is not part of the collateral. Collateral consists of 212,274 square feet.

4.   Not applicable since the property is newly constructed.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             52                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

CROSSROADS TOWNE CENTER (CONT.)

Top Five Major Tenants:

                                                      Approx.
                                 Tenant             Square Feet   Lease End Date
                                 ----------------   -----------   --------------
                                 Ross                 30,187         3/31/2015
                                 Linens 'N Things     28,000         3/31/2015
                                 Barnes & Noble       25,000         3/31/2015
                                 Michaels             23,800         3/31/2015
                                 Pier 1 Imports       10,800         3/31/2015

Overall Occupancy:               95.4%(1) (as of 5/11/2005)

Appraised Value:                 $63,150,000(2) (as of 4/7/2005)

Cut-Off Date LTV:                80.0%

U/W NCF:                         $4,328,774

Cut-Off Date U/W NCF DSCR:       1.21x

Ownership Interest:              Fee

Reserves:                        Ongoing for taxes, insurance, replacement
                                 reserves and TI/LCs. Upfront $182,408 for
                                 tenant related matters and $4,280,000 with
                                 respect to Michaels lease.

Lockbox:                         Springing

Prepayment:                      Defeasance beginning two years after
                                 securitization. Prepayment without penalty
                                 permitted four months prior to maturity date.

----------
1.   Overall occupancy based on square footage leased including all pad leases and related square footage even if pad improvements are not part of the collateral. Physical overall occupancy is 82.9%.

2.   Appraised value upon completion of construction, as of July 15, 2005, is expected to be $67,700,000. Appraised value upon reaching stabilized occupancy in March 15, 2006 is expected to be $68,000,000.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             53                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

PACIFIC POINTE

Purpose:                         Refinance

Cut-Off Date Balance:            40,000,000

Loan Per Square Foot:            $156(1)

Interest Rate:                   5.108%

Maturity Date:                   6/11/2010

Term to Maturity:                5 years

Amortization:                    Interest Only

Sponsors:                        Urdang and Younan Properties

Property:                        12-story Class A office building containing
                                 approximately 256,000 square feet

Location:                        Gardena, CA

Year Built:                      1988, 1989

Occupancy:                       81.5%(2)



                                                                    Approx.       Approx. %                 Lease         Ratings
                                 Tenant                           Square Feet   of Base Rent   Rent PSF   End Date      S&P/Moody's
                                 ------------------------------   -----------   ------------   --------   ---------     -----------

                                 Northrop Grumman Federal
                                    Credit Union                     35,038         15.5%       $19.20    4/30/2009(3)      NR

                                 Bowman and Brooke LLP               25,350         16.5%       $28.13    6/14/2013(4)      NR

                                 Corporate Office Centers of
                                    California LLC                   22,897          9.8%       $18.60    3/31/2010         NR

                                 Kinetsu International Express
                                    (USA) Inc.                       17,000          8.5%       $21.60    8/31/2014(5)      NR

                                 IBM Corporation                     16,270          9.2%       $24.44    8/24/2007(6)     A+/A1


----------
1.   As of the Cut-Off Date.

2.   Based on stabilized occupancy of 81.5%. At closing, the related borrower escrowed the amount of $4,000,000, representing proceeds allocable to the cash flow differential between the current net cash flow and the net cash flow based upon the projected underwritten occupancy. As of 5/1/2005, the property was 73.9% occupied, with a DSCR of 1.14x.

3.   Northrop Grumman Federal Credit Union has one-time option to terminate its lease on 4/30/06 upon nine months prior notice and payment of a termination fee pursuant to the lease.

4.   Bowman and Brooke has one-time option to terminate its lease on 5/31/10 upon nine months prior notice and payment of a termination fee pursuant to the lease.

5.   Kinetsu International Express has one-time option to terminate its lease on
     4/30/11 upon nine months prior notice and payment of a termination fee pursuant to the lease.

6.   719 square feet of storage space expires 8/24/05.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             54                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

PACIFIC POINTE (CONT.)

Appraised Value (As of):         $50,000,000(1) (6/1/2007)

Cut-Off Date LTV:                80.0%

U/W NCF:                         $2,597,265(2)

Cut-Off Date U/W DSCR:           1.25x(2) (3)

Ownership Interest:              Fee

Reserves:                        Monthly reserves for real estate taxes,
                                 insurance, tenant improvements and leasing
                                 commissions, and capital expenditures. Holdback
                                 of $4,000,000, to be released in no more than
                                 two increments before June 12, 2007, upon the
                                 property attaining certain net cash flow
                                 thresholds.

Lockbox:                         Hard

Prepayment/Yield Maintenance:    The Loan will be locked out for six months,
                                 thereafter, the Loan may be prepaid in whole
                                 with yield maintenance. The Loan may be prepaid
                                 in part with yield maintenance following the
                                 initial lockout period, in connection with a
                                 certain permitted transfer of the ownership
                                 interest in the borrower provided that the
                                 remaining principal balance is at least equal
                                 to $20,000,000. In addition, any amounts
                                 remaining in the $4,000,000 holdback reserve on
                                 June 12, 2007 will be used to prepay the Loan,
                                 together with yield maintenance. Prepayment in
                                 whole without penalty is permitted three months
                                 prior to Maturity Date.

----------
1.   Reflects the stabilized value as of 6/1/2007. As-is value is $45,000,000 as of 5/11/2005.

2.   Based on stabilized occupancy of 81.5%. At closing, the related borrower escrowed the amount of $4,000,000, representing proceeds allocable to the cash flow differential between the current net cash flow and the net cash flow based upon the projected underwritten occupancy. As of 5/1/2005, the property was 73.9% occupied, with a DSCR of 1.14x.

3.   Calculated based on interest-only payments based on an interest rate of
     5.108% calculated on an actual/360 day basis.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             55                        LEHMAN BROTHERS

Investment Grade and Significant Mortgage Loans

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

TOP TEN LOANS



============================================================================================================================
                          TOP TEN LOAN CHARACTERISTICS
----------------------------------------------------------------------------------------------------------------------------
                                                                            PERCENT OF                CUT-OFF
NAME                                         NUMBER OF    CUT-OFF DATE       INITIAL        U/W         DATE         S&P/
                          PROPERTY TYPE     PROPERTIES      BALANCE       MORTGAGE POOL   DSCR(1)      LTV(2)     MOODY'S(3)
----------------------------------------------------------------------------------------------------------------------------

200 Park Avenue
   (Pooled Component)          Office            1       $  278,500,000       14.1%         1.65x(4)   45.9%(4)     A-/Baa2
----------------------------------------------------------------------------------------------------------------------------
Wachovia Portfolio             Office          131          218,704,629       11.1          1.31       42.2         AA-/Aa3
----------------------------------------------------------------------------------------------------------------------------
900 North Michigan
   Avenue (A Note)        Anchored Retail        1          207,810,357       10.5          1.57(5)    60.9(5)     BBB+/Baa2
----------------------------------------------------------------------------------------------------------------------------
Courtyard by Marriott
   Portfolio (Pooled
   Component)                  Hotel            64          121,500,000        6.1          1.64(6)    55.7(6)      A-/Baa1
----------------------------------------------------------------------------------------------------------------------------
101 Avenue of the
   Americas (A-1 Note)         Office            1           89,911,806        4.5          1.70(7)    59.9(7)     BBB-/Baa3
----------------------------------------------------------------------------------------------------------------------------
Crossroads Towne Center        Retail            1           50,500,000        2.6          1.21       80.0           NR
----------------------------------------------------------------------------------------------------------------------------
Lakeside Commons               Office            1           46,500,000        2.4          2.08       57.8        BBB+/Baa2
----------------------------------------------------------------------------------------------------------------------------
Pacific Pointe                 Office            1           40,000,000        2.0          1.25       80.0           NR
----------------------------------------------------------------------------------------------------------------------------
Macquarie DDR
   Portfolio III          Anchored Retail        3           39,300,000        2.0          2.24       60.3        BBB-/Baa3
----------------------------------------------------------------------------------------------------------------------------
Decorative Center
   of Houston                  Office            1           34,000,000        1.7          1.52       67.1        BBB-/Baa3
============================================================================================================================
TOTAL/WEIGHTED AVERAGE:          --            205       $1,126,726,792       57.0%         1.57X      54.5%          --
============================================================================================================================


----------
1.   Calculated based on underwritten net cashflow and debt service constant or interest rate, as applicable.

2.   Calculated based on Cut-Off Date Balance and the related appraised value.

3.   S&P and Moody's have confirmed to us that the ratings in this column reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan (or, in the case of a Split
     Mortgage Loan, the related Pooled Component) in the Trust, the credit characteristics of that Mortgage Loan (or Pooled Component) are consistent with the obligations that are so rated.

4.   Based on $278,500,000 200 Park Avenue Pooled Component and $570,263,796 200
     Park Avenue Non-Trust Loans. Subject information in the foregoing table does not reflect 200 Park Avenue Non-Pooled Component.

5.   Based on $207,810,357 900 North Michigan Avenue Mortgage Loan only. Subject information in foregoing table does not reflect 900 North Michigan Avenue
     Non-Trust Loan.

6.   Based on $121,500,000 Courtyard by Marriott Portfolio Pooled Component and
     $355,800,000 Courtyard by Marriott Portfolio Pari Passu Non-Trust Loans.
     Subject information in foregoing table does not reflect Courtyard by
     Marriott Portfolio Subordinate Non-Trust Loan.

7.   Based on $90,000,000 101 Avenue of the Americas Mortgage Loan and
     $60,000,000 101 Avenue of the Americas Non-Trust Loan.

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             56                        LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Investor Reporting

--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information.
Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that are required to be made available to Certificateholders:



NAME OF REPORT                                                      DESCRIPTION (INFORMATION PROVIDED)
===============================================================================================================================

1   Distribution Date Statements                                    Principal and interest distributions, principal balances

2   Mortgage Loan Status Report                                     Portfolio stratifications

3   Comparative Financial Status Report                             Revenue, NOI, DSCR to the extent available

4   Delinquent Loan Status Report                                   Listing of delinquent Mortgage Loans

5   Historical Loan Modification & Corrected Mortgage Loan Report   Information on modified Mortgage Loans

6   Historical Liquidation Report                                   Net liquidation proceeds and realized losses

7   REO Status Report                                               NOI and value of REO

8   Servicer Watch List                                             Listing of loans in jeopardy of becoming specially serviced

9   Loan Payoff Notification Report                                 Listing of loans that have given notice of intent to payoff


--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             57                        LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                                        TIMELINE

Timeline

--------------------------------------------------------------------------------
                                                                        TIMELINE

DATE                    EVENT
================================================================================
Week of June 6, 2005    Structural & Collateral Term Sheets Available/ Road
                        Shows/ Investor Calls
--------------------------------------------------------------------------------
Week of June 13, 2005   Preliminary Prospectus Supplement Available/ Presale
                        Reports Available on Rating Agency Websites/ Pricing
--------------------------------------------------------------------------------
Week of June 27, 2005   Closing

--------------------------------------------------------------------------------

[UBS Investment Bank LOGO]             58                        LEHMAN BROTHERS